                           CUPERTINO CITY CENTER LEASE


For and in consideration of the rentals, covenants, and conditions hereinafter set forth, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the herein described Premises for the term, at the rental and subject to and upon all of the terms, covenants and agreements set forth in this lease ("Lease"):

     1.   SUMMARY OF LEASE PROVISIONS.

          a.   LESSEE:   Symantec Corporation,
                         a Delaware corporation

          b.   LESSOR:   CIGNA Property and Casualty Insurance Company,
                         a Connecticut corporation
                           ("LESSOR")

          c.   DATE OF LEASE (FOR REFERENCE PURPOSES ONLY):  April 19, 1995

          d.   PREMISES:   That certain space commonly known as Cupertino City
               Center, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California, and shown cross-hatched on the floor plan attached hereto as Exhibit "A," consisting of approximately forty-two thousand one hundred thirty-seven (42,137) square feet of Rentable Area (the "Premises"), subject to expansion pursuant to the terms of this Lease if an option to expand the leased premises is expressly granted elsewhere in this Lease.
               (ARTICLE 2)

          e. TERM: Five (5) years (the "Term"), subject to extension pursuant to the terms of this Lease if an option to extend the term is expressly granted elsewhere in this Lease. (ARTICLE 3)

          f. COMMENCEMENT DATE: The Commencement Date shall be established in accordance with Addendum 1 attached hereto. (ARTICLE 3)

          g. LEASE TERMINATION: The Expiration Date shall be established in accordance with Addendum 1 attached hereto. ("Expiration Date"), unless sooner terminated pursuant to the terms of this Lease. (ARTICLE 3)

          h. BASE RENT: Base Rent for the Premises shall be as set forth in Addendum 2 attached hereto ("Base Rent"). (ARTICLE 5)

          i.   SECURITY DEPOSIT:  Waived.  (ARTICLE 6)

          j. BASE EXPENSES: The actual Project Taxes and Operating Expenses incurred by Lessor during the calendar year 1995 ("Base Expenses"). (ARTICLE 7)

          k. LESSEE'S PERCENTAGE SHARE OF EXCESS EXPENSES: Twenty-six and eleven one-hundredths percent (26.11%). (ARTICLE 7)

          l. PARKING: Lessee shall have the nonexclusive right to use no more than one hundred sixty-eight (168) parking spaces within the Common Area. (ARTICLE 26)



          m.   ADDRESSES FOR NOTICES:

                    To Lessor:   c/o CIGNA Investment Management
                                 900 Cottage Grove Road
                                 Hartford, CT  06152-2311
                                 with a courtesy copy to the Project Management
                                 Office


                    To Lessee:   Symantec Corporation
                                 10201 Torre Avenue
                                 Cupertino, CA  95014
                                 Attention:  General Counsel

          n. BROKER: Cornish & Carey Commercial and Cooper-Brady Corporate Real Estate Services. (ARTICLE 53)

          o.   (ARTICLE 64)

          p.   GEOGRAPHIC AREA:  Cupertino, California.  (ARTICLE 16)

          q.   SUMMARY PROVISIONS IN GENERAL.  Parenthetical references in this
               Article 1 to other Articles in this Lease are for convenience of reference, and designate some of the other Lease Articles where applicable provisions are set forth. All of the terms and conditions of each such referenced Article shall be construed to be incorporated within and made a part of each of the above referred to Summary of Lease Provisions. If any conflict exists between any Summary of Lease Provision as set forth above and the balance of the Lease, the latter shall control.

     2. PREMISES. a. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Premises described in Article 1d., subject, nevertheless, to all of the terms and conditions of this Lease. Calculation of the actual Rentable Area of the Premises and Building shall be performed by Lessor's architect, which calculation shall be conclusive and binding upon Lessor and Lessee. As used herein, the term "Building" shall mean the structure in which the Premises are located and the term "Parcel" shall mean the parcel(s) of land as shown on Exhibit "B" attached hereto. The Building, Parcel and all other improvements now or hereafter located on the Parcel, are herein sometimes referred to collectively as the "Project."

     This Lease is subject to all of the terms, covenants and conditions set forth in this Lease. Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions to be kept by Lessee under the Lease.

          b. Expansion Space/First Right of Offer. See Addendum 3 attached hereto.

     3. TERM. a. The term of this Lease shall be for the period designated in Article 1e., commencing on the Commencement Date and ending on the Expiration Date set forth in Article 1g., unless sooner terminated pursuant to this Lease ("Term"). The expiration or sooner termination of the Lease is hereinafter referred to as "Lease Termination."



          b.   Option to Extend.  See Addendum 4 attached hereto.

     4.   POSSESSION.

          a. CONSTRUCTION OF IMPROVEMENTS/DELAY IN POSSESSION. Lessor and Lessee agree to the provisions set forth in the work letter attached hereto as Exhibit "C" ("Work Letter"). Lessor agrees to construct within the Premises the improvements described in the Work Letter ("Tenant Improvements"), upon and subject to the provisions thereof. If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the Commencement Date, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, nor shall the Expiration Date be extended. Notwithstanding Article 42, if delivery of possession of the Premises is delayed beyond the Anticipated Commencement Date, as defined in Addendum 1 hereto, all Rentals (defined in Article 40b.) shall be abated during the period between the Anticipated Commencement Date and the time when Lessor delivers possession, and the Rent Start Date shall be delayed by a period equal to time elapsed between the Anticipated Commencement Date and the date that Lessor delivers possession in accordance with the requirements of Addendum 1, except to the extent delay in possession of the Premises was caused or contributed to by Lessee or Lessee's agents, officers, employees, contractors, servants, invitees or guests (collectively "Lessee's Agents"). Lessor shall be deemed to have delivered possession to Lessee on the earlier of (i) the date that Lessor gives notice to Lessee that the Tenant Improvements are substantially completed as evidenced by a Certificate of Occupancy (temporary or permanent) or other governmental authorization to occupy the Premises, and that the Premises are available for occupancy by Lessee subject only to punch list items which do not prevent Lessee from using the Premises for its intended use, (ii) the date on which the Tenant Improvements would have been substantially completed but for delays caused by Lessee or Lessee's Agents, including without limitation, change orders requested by Lessee or required because of any errors or omissions in plans submitted by Lessee, or (iii) the date upon which Lessee actually occupies or commences operation from the Premises.

          b.   EARLY POSSESSION.        If Lessor permits Lessee to occupy the
Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Expiration Date, nor shall it trigger any obligation for payment of rent or payment of operating expenses.

          c.   CERTIFICATES AND LICENSES.    Prior to occupancy, Lessee shall
provide to Lessor the certificate(s) of insurance required by in Article 16 and a copy of all licenses and before commencing to do business in the Premises, authorizations that may be required for the lawful operation of Lessee's business upon the Premises, including any City business licenses as may be required.

     5. RENT. Lessee agrees to pay to Lessor as rental for the Premises, without offset, deduction, prior notice or demand, the monthly Base Rent designated in Article 1h., as the same may be adjusted from time to time pursuant to this Lease.

          Base Rent shall be payable in advance on or before the first day of the first full calendar month of the term hereof and a like sum, adjusted as aforesaid, on or before the first day of each and every successive calendar month thereafter during the Term, except that a full month's Base Rent shall be paid upon the execution hereof and the prorated Base Rent payable for the period, if any, prior to the first full calendar month of the Term shall be paid on the first day of said first full calendar month. Base Rent for any period during the Term which is for less than one (1) month shall be prorated based upon a thirty (30) day month.

          b.   RENT DURING EXTENDED TERM.    SEE ADDENDUM 5 ATTACHED HERETO.

     7.   OPERATING EXPENSES AND PROJECT TAXES.

          a. OPERATING EXPENSES AND PROJECT TAXES. Lessee shall pay to Lessor, as additional rent and without deduction or offset, Lessee's percentage share set forth in Article 1.k. ("Lessee's Percentage Share") of the amount by which annual Operating Expenses and Project Taxes (defined below) allocable to the Building exceeds the Base Expenses set forth in Article 1.j.. The amount by which such annual Operating Expenses and Project Taxes exceeds Base Expenses shall hereinafter be referred to as "Excess Expenses." There shall be no reimbursement or allowance to Lessee if annual Project Taxes and Operating Expenses allocable to the Building are less than the amount designed as Base Expenses. Lessee's Percentage Share shall be determined by dividing the Rentable Area of the Premises by the total Rentable Area in the Building. Lessee's Percentage Share shall be subject to an equitable adjustment upon a condemnation, sale by Lessor of part of the Project, reconstruction after damage or destruction or expansion or reduction of the areas within the Project. Lessee's Percentage Share of Excess Expenses shall be payable during the Term in equal monthly installments on the first day of each month in advance, without deduction, offset or prior demand.

     At any time during the Term, beginning in calendar year 1996, Lessor may give Lessee written notice of Lessor's estimate of the Excess Expenses for the current calendar year. An amount equal to one-twelfth (1/12) of Lessee's Percentage Share of the Excess Expenses shall be payable monthly by Lessee as aforesaid, commencing on the first day of the calendar month following thirty
(30) days written notice and continuing until receipt of any notice of adjustment from Lessor given pursuant to this paragraph. Until notice of the estimated Operating Expenses and Project Taxes for a subsequent calendar year is delivered to Lessee, Lessee shall continue to pay its Percentage Share of Excess Expenses on the basis of the prior year's estimate. Lessor may at any time during the Term adjust estimates of the Operating Expenses and Project Taxes to reflect current expenditures and following Lessor's written notice to Lessee of such revised estimate which must be reasonable, subsequent payments by Lessee shall be based upon such revised estimate.

     If the Commencement Date is on a date other than the first day of a calendar year, the amount of the Excess Expenses payable by Lessee in such calendar year shall be prorated on the basis which the number of days from the Commencement Date to the end of the calendar year in which the Commencement Date falls bears to three hundred sixty (360).

     Within ninety (90) days after the end of each calendar year during the Term and within ninety (90) days after the Expiration Date, or as soon thereafter as practicable, Lessor will furnish to Lessee a statement
("Lessor's Statement") of the actual Project Taxes and Operating Expenses paid or incurred by Lessor during the preceding year, together with documentation as is reasonably necessary to substantiate the information provided in Lessor's Statement, and thereupon within thirty-five (35) days an adjustment will be made by Lessee's payment to Lessor or credit to Lessee by Lessor against the Excess Expenses next becoming due from Lessee, as the case may require, to the end that Lessor shall receive the entire amount of Lessee's Percentage Share of Excess Expenses for such calendar year and no more. If the Expiration Date is on a day other than the last day of a calendar year, the amount of Excess Expenses payable by Lessee for the calendar year in which the Expiration Date falls shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such Expiration Date bears to three hundred sixty (360). The early termination of this Lease shall not affect the obligations of Lessor and Lessee pursuant to this Article 7.

     Within sixty (60) days after Lessee receives a statement of actual
Project Taxes and Operating Expenses paid or incurred for a calendar year, Lessee shall have the right, upon written demand and reasonable notice, to inspect Lessor's books and records relating to such Project Taxes and Operating Expenses for the calendar year covered by Lessor's Statement for the purpose of verifying the amount set forth in such statement. Such inspection shall be made during Lessor's normal business hours, at the place where such books and records are customarily maintained by Lessor. Unless Lessee asserts in writing a specific error within one hundred twenty (120) days following Lessee's receipt of Lessor's Statement, the amounts set forth in Lessor's Statement shall be conclusively deemed correct and binding on Lessee. See Addendum 6 attached hereto.

     Notwithstanding anything contained in this Article 7 to the contrary, express or implied, Rentals payable by Lessee shall in no event be less than the Base Rent specified in Article 5a., as adjusted from time to time pursuant to this Lease.

                    (1) OPERATING EXPENSES. As used in this Lease, "Operating Expenses" shall mean all costs of operation, maintenance, repair and management of every portion of the Project as determined by standard accounting practices. Operating Expenses shall include, without limitation, all sums expended in connection with all maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services; maintenance and repair of sidewalks, curbs, signs and other Common Areas (defined in Article 55); maintenance and repair of sprinkler systems, planting and landscaping; trash removal; sewage; electricity, gas, water and any other utilities (including any temporary or permanent utility surcharge or other exaction whether now or hereafter imposed); maintenance and repair of directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, elevator systems, lighting systems, storm drainage systems, HVAC, and other utility systems; any governmental imposition or surcharge imposed upon Lessor or assessed against the Project; all costs and expenses pertaining to a security alarm system and security guard for the Project if Lessor deems necessary in Lessor's reasonable discretion; materials; supplies; tools; depreciation on maintenance and operating machinery and equipment (if owned) (and if depreciated, the actual cost of acquiring any such equipment shall not also be included as an Operating Expense) and rental paid for such machinery and equipment (if rented); service agreements on equipment; maintenance and repair of parking areas and parking structures, if any; repair and routine and preventative maintenance of the roof (including repair of leaks and resurfacing); repair and maintenance of the exterior surfaces of all improvements (including painting); maintenance and repair of structural parts (including foundation, floor slabs and load bearing walls); replacement of Common Area carpets and window coverings, the cost of which shall be amortized over the useful life of such items as determined by standard accounting practices; window cleaning; elevator or escalator services; material handling; fees for licenses and permits relating to the Project;
the cost of complying with rules, regulations and orders of governmental authorities; accounting and legal fees; Project office rent or rental value; the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses or Project Taxes; personnel to implement such services; public liability, property damage and fire and extended coverage insurance, on the Project (in such amounts and providing such coverage as determined in Lessor's reasonable discretion and which may include without limitation liability, all risk property, Lessor's risk liability, war risk, vandalism, malicious mischief, sprinkler leakage, boiler and machinery, rental income, flood and worker's compensation insurance, and, if available at commercially reasonable rates and required by the lender of any loan affecting all or any portion of the Project, earthquake); compensation and fringe benefits payable to all persons employed by Lessor in connection with the operation, maintenance, repair, and management of the Project; all annual assessments and special assessments levied against the Project and/or Lessor pertaining to the Project pursuant to any declaration of covenants, conditions and restrictions affecting the Project; and a management fee not to exceed current fair market management fees for comparable projects, and in any case, during the first two (2) years and six (6) months after the Rent Start Date, not more than four percent (4%) of gross receipts from the Project including all Rentals. Lessor may cause any or all of said services to be provided by an independent contractor or contractors, or they may be rendered by Lessor. If such services are provided by Lessor, the cost of such services which are included in Operating Expenses shall be reasonable, based upon the prevailing market prices for such services. If Lessor makes capital improvements which have the effect of reducing Operating Expenses, Lessor shall amortize its investment in said improvements as an Operating Expense in accordance with standard accounting practices provided that such amortization is not at a rate greater than the anticipated savings in Operating Expenses. It is the intent of the parties hereto that Operating Expenses shall include every cost paid or incurred by Lessor in connection with the operation, maintenance, repair and management of the Project and the specific examples of Operating Expenses stated in this Section 7a.(1) are in no way intended to, and shall not limit the costs comprising Operating Expenses, nor shall such examples be deemed to obligate Lessor to incur such costs or to provide such services or to take such actions except as Lessor may be expressly required in other portions of this Lease, or except as Lessor, in its reasonable discretion, may elect. Provided that Lessor maintains the Project in a manner similar to comparable Class A buildings in the City of Cupertino, the maintenance of the Project shall be at the reasonable discretion of Lessor and all costs incurred by Lessor reasonably and in good faith shall be deemed conclusively binding on Lessee. If less than one hundred (100%) percent of the Project is occupied during any calendar year, all Operating Expenses on the statements provided by Lessor shall be adjusted for each calendar year to equal Lessor's reasonable estimate of Operating Expenses had one hundred percent (100%) of the Project been occupied, provided that Lessor shall not receive any amount in excess of the Lessee's Percentage Share of Excess Expenses incurred by Lessor. See Addendum 7.

                    (2) PROJECT TAXES. The term "Project Taxes" as used in this Lease shall collectively mean (to the extent any of the following are not paid by Lessee pursuant to Article 7b. below) all: real estate taxes and general or special assessments (including, without limitation, assessments for public improvements or benefits); personal property taxes; taxes based on vehicles utilizing parking areas within the Project; taxes computed or based on rental income (including without limitation any municipal business tax but excluding federal, state and municipal net income taxes); Environmental Surcharges (defined below); excise taxes; gross receipts taxes; sales and/or use taxes; employee taxes; water and sewer taxes, levies, assessments and other charges in the nature of taxes or assessments (including, but not limited to, assessments for public improvements or benefit); and all other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever; regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which during the Term are laid, levied, assessed or imposed upon Lessor and/or become a lien upon or chargeable against any portions of the Project under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments whatsoever. "Environmental Surcharges" shall include any and all expenses, taxes, charges or penalties imposed by any local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating or the use of energy in regard to the use, operation or occupancy of the Project. "Taxes" shall include (to the extent the same are not paid by Lessee pursuant to Article 7b. below), without limitation: the cost to Lessor of contesting the amount or validity or applicability of any Project Taxes; and all taxes, assessments, levies, fees, impositions or charges relating to the use, possession, occupancy, leasing, operation or management of the Project or in lieu of or equivalent to any Project Taxes described in this Article 7a.(2). See Addendum 8 attached hereto.

          b.   OTHER TAXES.    Lessee shall pay the following:

               (i) Lessee shall pay (or reimburse Lessor as additional rent if Lessor is assessed), before delinquency, any and all taxes levied or assessed, and which become payable for or in connection with any period during the Term, upon all of the following (collectively, "Leasehold Improvements and Personal Property"): Lessee's leasehold improvements, the Tenant Improvements, equipment, furniture, furnishings, fixtures, merchandise, inventory, machinery, appliances and other personal property located in the Premises; except only that which has been paid for by Lessor and is the standard of the Building. Lessee hereby acknowledges receipt of a copy of a schedule setting forth the improvements comprising the standard of the Building. If any or all of the Leasehold Improvements and Personal Property are assessed and taxed with the Project, Lessee shall pay to Lessor such amounts following receipt of a statement therefor, and at least ten (10) days before delinquency. If the Leasehold Improvements and Personal Property are not separately assessed on the tax statement or bill, Lessor's good faith determination of the amount of such taxes applicable to the Leasehold Improvements and Personal Property shall be a conclusive determination of Lessee's obligation to pay such amount as so determined by Lessor.

                (ii) Lessee shall pay (or reimburse Lessor if Lessor is assessed, as additional rent), prior to delinquency or within ten (10) days after receipt of a statement thereof, any and all other taxes, levies, assessments, or surcharges payable by Lessor or Lessee and relating to this Lease, the Premises or Lessee's activities in the Premises (other than Lessor's net income, succession, transfer, gift, franchise, estate, or inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, now in force or which may hereafter become effective, including but not limited to taxes: (i) upon, allocable to, or measured by the area of the Premises or on the Rentals payable hereunder, including without limitation any gross income, gross receipts, excise, or other tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such Rentals; (ii) upon or with respect to the use, possession, occupancy, leasing, operation and management of the Premises or any portion thereof; (iii) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises; or (iv) imposed as a means of controlling or abating the use of energy, including, without limitation, any parking taxes, levies or charges or vehicular regulations imposed by any governmental agency. Lessee shall also pay, prior to delinquency, all privilege, sales, excise, use, business, occupation, or other taxes, assessments, license fees, or charges levied, assessed, or imposed upon Lessee's business operations conducted at the Premises. If any such taxes are payable by Lessor and it shall not be lawful for Lessee to reimburse Lessor for such taxes, then the Rentals payable hereunder shall be increased to net Lessor the net Rental after imposition of any such tax upon Lessor as would have been payable to Lessor prior to the imposition of any such tax.

     8.   USE.

          a. In no event shall Lessee use or permit the use of the Premises for any purpose other than general office use, and any related lawful purpose to include sales, service, engineering, and storage. Lessor and Lessee hereby acknowledge and agree that the foregoing use restriction is an absolute prohibition against a change in use of the Premises as contemplated under California Civil Code section 1997.230. Lessee shall not do or permit to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or the Project or any of its contents, or cause cancellation of any insurance policy covering the Building or the Project or any part thereof or any of its contents. Lessee shall not, without prior consent of Lessor, bring into the Building or Premises or use or incorporate in the Premises any apparatus, equipment, or supplies that may cause substantial noise, odor, or vibration or overload the Premises or the Building or any of its utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof. Lessee and Lessee's Agents shall not use, store, or dispose of any Hazardous Materials (defined below) on any portion of the Project. Lessee shall be entitled to use customary office and janitorial supplies despite the fact that such materials may be considered to be Hazardous Materials under this Lease. Lessee shall indemnify, defend with counsel acceptable to Lessor, and hold Lessor and Lessor's employees, agents, partners, officers, directors and shareholders harmless from and against any and all claims, actions, suits, proceedings, orders, judgement, losses, costs, damages, liabilities, penalties, or expenses (including, without limitation, attorneys' fees) arising in connection with the breach of the obligations described in the previous sentence. As used in this paragraph, Hazardous Materials means any chemical, substance or material which has been determined or is hereafter determined by any federal, state or local governmental authority to be capable of posing risk of injury to health or safety, including, without limitation, petroleum, asbestos, polychlorinated biphenyls, radioactive materials and radon gas. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

          b. EFFECT OF USE RESTRICTION. Lessor and Lessee hereby acknowledge and agree that the use restriction set forth in Paragraph 8.a. above shall be deemed reasonable in all respects and under all circumstances. Lessor and Lessee further acknowledge and agree that, notwithstanding any provision of this Lease to the contrary, (i) in the event Lessee requests Lessor's consent to a proposed assignment of this Lease or subletting of the Premises, Lessor shall be deemed reasonable in withholding its consent to such assignment or subletting if the proposed assignee or subtenant desires to use the Premises for any purpose other than as expressly provided in Paragraph 8.a. above, and (ii) in the event of a default by Lessee under the Lease, the enforcement of the use restriction set forth in Paragraph 8.a. above shall be deemed reasonable for purposes of computing the rental loss that could be or could have been reasonably avoided by Lessor pursuant to California Civil Code section 1951.2 and in connection with the exercise of Lessor's remedies under California Civil Code section 1951.4.

        Notwithstanding the preceding to the contrary, if Lessor withholds its consent to an assignment of the Lease or subletting of the Premises based upon the desire of the proposed assignee or subtenant to use the Premises for any purpose other than as expressly provided in Paragraph 8.a. above, or if Lessee is in default under this Lease, then, prior to commencing or pursuing any claim or defense against Lessor based upon the unreasonableness of the use restriction set forth in Paragraph 8.a. above, Lessee shall provide Lessor with written notice (by certified mail, postage prepaid and return receipt requested) setting forth Lessee's objections to the enforcement of the use restriction in such instance, the basis upon which Lessee intends to demonstrate that the enforcement of such use restriction would be unreasonable in such instance, and the use(s) which Lessee believes Lessor should allow Lessee or its proposed assignee or subtenant, as the case may be, to make of the Premises. Within thirty (30) days of Lessor's receipt of Lessee's written notice of objection, Lessor shall provide Lessee with written notice of Lessor's election to either
(A) enforce the use restriction set forth in Paragraph 8.a. above, or (B) permit a change in the use of the Premises, provided that such proposed use shall in no event (1) require the use, storage or disposal of Hazardous Materials on or about the Premises or the Project, (2) increase or affect any fire or other insurance covering the Building or the Project, (3) interfere with the rights of other tenants of the Building or Project, including, without limitation, any exclusive use rights of such tenants, (4) be in violation of applicable federal, state or local laws, rules, regulations, codes or ordinances, or (5) require Lessor to construct or install, or to provide any allowance for the construction or installation of, any tenant improvements in the Premises. Notwithstanding the preceding to the contrary, in no event shall Lessor have any obligation to allow a change in the use of the Premises, it being expressly understood by the parties that the use restriction set forth in Paragraph 8.a. above is an absolute prohibition against a change in use of the Premises. In the event Lessor fails to provide Lessee with written notice of its election to either enforce the use restriction or allow a change in use of the Premises within said thirty (30) day period, Lessor shall be deemed to have elected to enforce the use restriction. In the event Lessor elects or is deemed to have elected to enforce the use restriction as provided hereinabove, Lessee shall have the right to pursue such valid claims or defenses against Lessor as may be permitted under California Civil Code section 1997.040 and which Lessee is able to prove.

          9.   COMPLIANCE WITH LAWS.

          Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with or violate any law, statute, ordinance, order or governmental rule or regulation or requirement of duly constituted public authorities or quasi-public authorities now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, orders and governmental or quasi-governmental rules, regulations or requirements now in force or which may hereafter be in force and with all recorded documents which relate to or affect the condition, use or occupancy of the Premises, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's improvements, acts or use or occupancy of the Premises.
The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance, or governmental or quasi-governmental rule, regulation or requirement, shall be conclusive of that fact as between the Lessor and Lessee. Lessee shall obtain, prior to taking possession of the Premises, all permits, licenses, or other authorizations for the lawful operation of its business at the Premises. Lessee shall indemnify, defend with counsel acceptable to Lessor and hold Lessor and Lessor's employees, agents, partners, officers, directors and shareholders harmless from and against any claim, action, suit, proceeding, or other liability resulting from a failure by Lessee to perform its obligations under this article 9. Lessee acknowledges that Lessee will have the opportunity prior to the Commencement Date to satisfy itself that the Premises are suitable for Lessee's intended use and that the Building and Premises meet all governmental and quasi-governmental requirements for such intended use. See Addendum 9 attached hereto.

          Lessor and Lessee acknowledge that, in accordance with the provisions of the Americans with Disabilities Act (the "ADA"), responsibility for compliance with the terms and conditions of Title III of the ADA may be allocated as between Lessor and Lessee. In this regard and notwithstanding anything to the contrary contained in the Lease, Lessor and Lessee agree that the responsibility for compliance with the ADA (including, without limitation, the removal of architectural and communications barriers and the provision of auxiliary aids and services to the extent required) shall be allocated as follows: (i) Lessee shall be responsible for compliance with the provisions of Title III of the ADA as Title III relates to any construction, renovations, alterations and repairs made within the Premises if such construction, renovations, alterations and repairs are made by Lessee, at its expense without the assistance of Lessor; (ii) Lessor shall be responsible for compliance with the provisions of Title II and III of the ADA for all construction, renovations, alterations and repairs which Lessor is required, under this Lease, to make within the Premises, whether (pursuant to the relevant provisions of the Lease) at Lessor's or Lessee's expense; and (iii) Lessor shall be responsible for compliance with the provisions of Title III of the ADA for all exterior and interior areas of the building not included within the Premises. Lessor agrees to indemnify and hold Lessee harmless from and against any claims, damages, costs and liabilities arising out of Lessor's failure, or alleged failure, as the case may be, to comply with the ADA, to the extent such compliance has been allocated to Lessor herein, which indemnification obligation shall survive the expiration or termination of this Lease if the Lease has not been terminated by reason of a default by Lessee. Lessee agrees to indemnify and hold Lessor harmless from and against any claims, damages, costs and liabilities arising out of Lessee's failure, or alleged failure, as the case may be, to comply with the ADA, to the extent such compliance has been allocated to Lessee herein, which indemnification obligation shall survive the expiration of termination of this Lease. Lessor and Lessee each agree that the allocation of responsibility for ADA compliance shall not require Lessor or Lessee to supervise, monitor or otherwise review the compliance activities of the other with respect to its assumed responsibilities for ADA compliance as set forth in this paragraph. Lessor shall, in complying with the ADA (to the extent such compliance has been allocated to Lessor herein), be entitled to rely upon representations made to, or information given to Lessor by Lessee in regard to Lessee's use of the Premises, Lessee's employees, and other matters pertinent to compliance with the ADA. The indemnity of Lessee set forth above shall apply as to any liability arising against Lessor by reason of any misrepresentations or misinformation given by Lessee to Lessor. The allocation of responsibility for ADA compliance between Lessor and Lessee, and the obligations of Lessor and Lessee established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this paragraph. See Addendum 10 attached hereto.

          10.  ALTERATIONS AND ADDITIONS.

               a.   LESSEE'S ALTERATIONS.    Except for nonstructural
Alterations of which the cost does not exceed fifteen thousand dollars ($15,000) per job, which Lessee will be entitled to perform without Lessor's prior consent, Lessee shall not make or suffer to be made any alterations, additions, changes or improvements (collectively, "Alterations") to or of the Premises, or any part thereof without Lessor's prior written consent, which consent shall not, except as otherwise expressly provided in the Lease, be unreasonably withheld. Lessor may impose, as a condition to the aforesaid consent, such requirements as Lessor may deem reasonably necessary, including without limitation: the manner in which the work is done; a right of approval of the contractor by whom the work is to be performed; the times during which such work is to be accomplished; the requirement that Lessee post a completion bond in an amount and form satisfactory to Lessor, for any Alteration the cost of which is reasonably anticipated to exceed one hundred thousand dollars ($100,000.00), the requirement that Lessee reimburse Lessor, as additional rent, for Lessor's reasonable costs incurred in reviewing any proposed Alterations, whether or not Lessor's consent is granted; and the requirement that at Lease Termination, either (i) Lessee, at its expense, will remove any and all such Alterations installed by Lessee and shall, at its cost, promptly repair all damages to the Project caused by such removal, or (ii) the Alterations made by Lessee shall remain with the Premises, be a part of the realty, and belong to Lessor. If Lessor consents to any Alterations to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense in accordance with plans and specifications approved by Lessor. Any such Alterations made by Lessee shall be performed in accordance with all applicable laws, ordinances and codes and in a first class workmanlike manner, and shall not weaken or impair the structural strength or lessen the value of the Building, shall not invalidate, diminish, or adversely affect any warranty applicable to the Building or any other improvements located within the Project, including any equipment therein, and shall be performed in a manner causing Lessor and Lessor's agents and other tenants of the Building the least interference and inconvenience practicable under the circumstances. In making any such Alterations, Lessee shall, at Lessee's sole cost and expense:


                    (i) File for and secure any necessary permits or approvals from all governmental departments or authorities having jurisdiction, and any utility company having an interest therein, and


                   (ii) Notify Lessor in writing at least fifteen (15) days prior to the commencement of work on any Alteration, so that Lessor can post and record appropriate notices of non-responsibility.


                  (iii) Provide copies of all drawings and specifications prior to commencement of construction of any Alterations.

          b. REMOVAL. Except as set forth below, upon Lease Termination, Lessee shall, upon written demand by Lessor at Lessee's sole cost and expense, forthwith and with all due diligence remove any Alterations made by Lessee, which is then designated by Lessor to be removed and Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Project caused by such removal. Lessee may also, upon Lease Termination and provided that Lessee is not then in default hereunder, remove Lessee's movable
equipment, furnishings, trade fixtures   and other personal  property (excluding
any Alterations made by Lessee not specifically designated by Lessor to be removed), provided that Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damages to the Project caused by such removal. Unless Lessor elects to have Lessee remove any such Alterations, all such Alterations except for movable furniture and trade fixtures of Lessee not affixed to the Premises, shall become the property of Lessor upon Lease Termination (without any payment therefor) and remain upon and be surrendered with the Premises.

           c.   ALTERATIONS REQUIRED BY LAW.  Subject to the provisions of
Article 9 above, or as otherwise provided in this Lease, Lessee shall pay to Lessor as additional rent, the cost of any structural or nonstructural alteration, addition or change to the Building and/or at Lessor's election, shall promptly make, at Lessee's sole expense and in accordance with the provisions of Section 10a. above, any structural or nonstructural alteration, addition or change to the Premises required to comply with laws, regulations, ordinances or orders of any public agencies, whether now existing or hereinafter promulgated, where such alterations, additions or changes are required by reason of: Lessee's or Lessee's Agents' acts; Lessee's particular use of the Premises; alterations or improvements to the Premises made by or for Lessee.

          d.   LESSOR'S IMPROVEMENTS.   All fixtures, improvements or equipment
which are installed, constructed on or attached to the Premises, or any part of the Project by Lessor at its expense shall be a part of the realty and belong to Lessor. See Addendum 11 attached hereto.

     11.  REPAIRS.

          a.   BY LESSEE.     By taking possession of the Premises, Lessee
shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair and to have accepted the Premises in their condition existing as of the date of such possession, subject to all applicable laws, covenants, conditions, restrictions, easements, and other matters of public record and the Rules and Regulations from time to time promulgated by Lessor governing the use of any portion of the Project, but excluding therefrom latent defects in the Building for which Lessor is responsible for repair. Lessee shall further be deemed to have accepted the Tenant Improvements constructed by Lessor, if any, as being completed in accordance with the plans and specifications for such improvements, excluding only the punch list items referred to in Article 4a. above. Lessee shall at Lessee's sole cost and expense, keep every part of the Premises in good condition and repair, ordinary wear and tear excepted. If Lessee fails to maintain the Premises as required by this Lease, Lessor may give Lessee notice to do such acts as are reasonably required to so maintain the Premises and if Lessee fails to commence such work immediately in an emergency or where immediate action is required to protect the Premises or any portion of the Project, or within ten (10) days after such notice is given under other circumstances, and diligently prosecute it to completion, then Lessor or Lessor's agents, in addition to all of the rights and remedies available hereunder or by law and without waiving any alternative remedies, shall have the right to enter the Premises and to do such acts and expend such funds at the expense of Lessee as are reasonably required to perform such work. Any amount so expended by Lessor shall be paid by Lessee to Lessor as additional rent, upon demand. In no event shall Lessor have any liability to Lessee for any consequential damages, including lost profits, as a result of performing any such work. Except as specifically provided in an addendum, if any, to this Lease, Lessor shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Lessor has made no representations or warranty to Lessee respecting the condition of the Premises or any part of the Project except as specifically set forth in this Lease. See Addendum 12 attached hereto.

     b. BY LESSOR. Except as otherwise provided in this Lease, the costs of repairs and maintenance which are the obligation of Lessor hereunder or which Lessor elects to perform hereunder shall be an Operating Expense and Lessee shall pay, as additional rent, Lessee's Percentage Share of such costs to Lessor as provided in Article 7. Lessor shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Lessor, unless such maintenance or repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Lessee or Lessee's Agents, in which case Lessee shall pay to Lessor the reasonable cost of such maintenance or repairs as additional rent. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance for which Lessor is responsible as provided above unless Lessor is otherwise unaware of the need to perform such repairs or maintenance and Lessor fails to commence such work for a period of more than thirty (30) days after written notice of the need of such repairs or maintenance is given to Lessor by Lessee and the failure is due solely to causes within Lessor's reasonable control. Except as provided in Article 21 of this Lease, there shall be no abatement of Rentals, and in any event there shall be no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Project or in or to fixtures, appurtenances and equipment therein. See Addendum 13 attached hereto. Lessee waives the benefits of any statute now or hereafter in effect (including, without limitation, the provisions of subsection 1 of Section 1932, Section 1941 and Section 1942 of the California Civil Code and any similar or dissimilar law, statute or ordinance now or hereafter in effect) which would otherwise afford Lessee the right to make repairs at Lessor's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Lessor's failure to keep the Premises in good and sanitary order.

     12. LIENS. Lessee shall keep the Premises and every portion of the Project free from any and all mechanics', materialmen's and other liens, and claims thereof, arising out of any work performed, materials furnished or obligations incurred by or for Lessee. Lessee shall indemnify, defend with counsel acceptable to Lessor and hold Lessor harmless from and against any liens, demands, claims, actions, suits, proceedings, orders, losses, costs, damages, liabilities, penalties, expenses, judgments or encumbrances (including, without limitation, attorney's fees) arising out of any work or services performed or materials furnished by or at the direction of Lessee or Lessee's Agents or any contractor employed by Lessee with respect to the Premises.
Lessor shall have the right, at all times, to post and keep posted on the Premises, any notices permitted or required by law, or which Lessor shall deem proper, for the protection of Lessor, the Project, and any other party having an interest therein, from mechanics' and materialmen's liens, including without limitation a notice of non-responsibility. Lessee shall give written notice to Lessor fifteen (15) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and prior to the commencement of any work of improvement on the Premises. Should any claims of lien relating to work performed, materials furnished or obligations incurred by Lessee be filed against, or any action be commenced affecting the Premises, any part of the Project, and/or Lessee's interest therein, Lessee shall give Lessor notice of such lien or action within three (3) days after Lessee receives notice of the filing of the lien or the commencement of the action. If Lessee does not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including by payment of the claim giving rise to such lien or by posting a proper bond, or by requiring Lessee to post for Lessor's benefit a bond, surety, or cash amount equal to one and one-half (1-1/2) times the amount of lien and sufficient to release the Premises and Project from the lien. All sums paid by Lessor pursuant to this
Article 12 and all expenses incurred by it in connection therewith including attorneys' fees and costs shall by payable to Lessor by Lessee as additional rent on demand.

     13.       ASSIGNMENT AND SUBLETTING.
               a. PROHIBITIONS IN GENERAL. Lessee shall not (whether voluntarily, involuntarily, or by operation of law) assign this Lease or allow all or any part of the Premises to be sublet without Lessor's prior written consent in each instance, which consent shall not be unreasonably withheld, subject, nevertheless, to the provisions of this Article 13, and Addendum 14 attached hereto. Except for an allowed assignment or subletting pursuant to the previous sentence, Lessee shall not (whether voluntarily, involuntarily, or by operation of law) (i) allow all or any part of the Premises to be occupied or used by any person or entity other than Lessee, (ii) transfer any right appurtenant to this Lease or the Premises, (iii) mortgage, hypothecate or encumber the Lease or Lessee's interest in the Lease or Premises (or otherwise use the Lease as a security device) in any manner, or (iv) permit any person to assume or succeed to any interest whatsoever in this Lease, without Lessor's prior written consent in each instance, which consent may be withheld in Lessor's sole and absolute discretion.

     Any assignment, sublease, hypothecation, encumbrance, or transfer (collectively, "Transfer") without Lessor's consent shall constitute a default by Lessee and shall be voidable. Lessor's consent to any one Transfer shall not constitute a waiver of the provisions of this Article 13 as to any subsequent Transfer nor a consent to any subsequent Transfer. The provisions of this
Article 13a. expressly apply to all heirs, successors, sublessees, assigns and transferees of Lessee. If Lessor consents to a proposed Transfer, such Transfer shall be valid and the transferee shall have the right to take possession of the Premises only if the Assumption Agreement described in Article 13c. below is executed and delivered to Lessor, Lessee has paid the costs and fees described in Article 13h. below, and an executed counterpart of the assignment, sublease or other document evidencing the Transfer is delivered to Lessor and such transfer document contains the same terms and conditions as stated in Lessee's notice given to Lessor pursuant to Article 13d. below, except for any such modifications Lessor has consented to in writing. The acceptance of Rentals by Lessor


]                                       -10-
from any person or entity other than Lessee shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any Transfer.

         b. COLLECTION OF RENT. Lessee irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rent not otherwise payable to Lessor by reason of any Transfer of all or any part of the Premises or this Lease. Lessor, as assignee of Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; provided, however, that until the occurrence of any default by Lessee or except as provided by the provisions of Article 13f. below, Lessee shall have the right to collect such rent.

         c. ASSUMPTION AGREEMENT. As a condition to Lessor's consent to any Transfer of Lessee's interest in this Lease or the Premises, Lessee and Lessee's assignee, sublessee, encumbrancer, hypothecatee, or transferee (collectively "Transferee"), shall execute a written Assumption Agreement, in a form reasonably approved by Lessor, which Agreement shall include a provision that, in the case of an assignment Lessee's Transferee shall expressly assume all obligations of Lessee under this Lease, and shall be and remain jointly and severally liable with Lessee for the performance of all conditions, covenants, and obligations under this Lease from the effective date of the Transfer of Lessee's interest in this Lease. In no event shall Lessor have any obligation to materially amend or modify this Lease in connection with any proposed Transfer, including, without limitation, amending or modifying the use restriction set forth in Paragraph 8.a. above.

         d.   REQUEST FOR TRANSFER. Lessee shall give Lessor at least twenty
(20) days prior written notice of any desired Transfer and of the proposed terms of such Transfer, including but not limited to: the name and legal composition of the proposed Transferee; an audited financial statement of the proposed Transferee prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the Transfer; the nature of the proposed Transferee's business to be carried on in the Premises; the payment to be made or other consideration to be given on account of the Transfer; and other such pertinent information as may be requested by Lessor, all in sufficient detail to enable Lessor to evaluate the proposed Transfer and the prospective Transferee. Lessee's notice shall not be deemed to have been served or given until such time as Lessee has provided Lessor with all information specified above and all additional information requested by Lessor pursuant to this Article 13d. Lessee shall immediately notify Lessor of any modification to the proposed terms of such Transfer.

              (i) Lessee shall pay to Lessor any and all rent to be paid by a Transferee, including, but not limited to, fifty percent (50%) of any rent in excess of the Rentals to be paid under this Lease (prorated in the event that a sublease is of less than the entire Premises) after deducting therefrom the reasonable costs incurred by Lessee in effecting the Transfer, including brokerage commissions, costs of alterations, and attorney's fees, shall be paid by Lessee directly to Lessor at the time and place specified in this Lease. For the purposes of this Article 13, the term "rent" shall include any consideration of any kind received, or to be received, by Lessee from a Transferee, if such sums are related to Lessee's interest in this Lease or in the Premises, including, but not limited to, key money, bonus money, and payments (in excess of the fair market value thereof) for Lessee's assets, fixtures, trade fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Lessee; and/or

              (ii) Either Lessee or the proposed Transferee cure, on or before the proposed effective date of such Transfer, any and all uncured defaults hereunder; provided, however, in no event shall Lessor's failure to condition its consent upon such cure be deemed to be a waiver of any such default or Lessor's rights and remedies under this Lease, at law, or in equity in regard thereto. If Lessor has elected to impose such cure as a condition to its consent and such condition is not satisfied by the effective date of the Transfer, the Transfer shall be voidable at Lessor's option.

         h. ATTORNEYS' FEES AND COSTS. Lessee shall pay, as additional rent, Lessor's actual costs and reasonable attorneys' fees incurred for reviewing, investigating, processing and/or documenting any requested Transfer, whether or not Lessor's consent is granted.

         i. MISCELLANEOUS. Regardless of Lessor's consent, no Transfer shall release Lessee of Lessee's obligations under the Lease or alter the primary liability of Lessee to pay the Rentals and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rentals by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Upon breach or default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee or successor.

         j. REASONABLE PROVISIONS. Lessee acknowledges that, but for Lessee's identity, financial condition and ability to perform the obligations of Lessee under the Lease, Lessor would not have entered into this Lease nor demised the Premises to Lessee and that, in entering into this Lease, Lessor has relied specifically on Lessee's identity, financial condition, responsibility and capability of performing the obligations of Lessee under the Lease. Lessee expressly agrees that the provisions of this Article 13 are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time or for any other purpose.

    14. HOLD HARMLESS. Lessee shall, to the fullest extent permitted by law, indemnify, defend with counsel acceptable to Lessor, and hold Lessor and Lessor's employees, agents, partners, officers, directors and shareholders harmless from and against any and all claims, damages, losses, liabilities, penalties, judgments, and costs and expenses (including, without limitation, attorneys' fees) and any suit, action or proceeding brought pursuant thereto (collectively, "Claims"), including Claims for property damage, or personal injury including death, arising out of (i) Lessee's use of the Premises or any part thereof, or any activity, work or other thing done in or about the Premises by Lessee or by Lessee's agents, employees, or contractors, (ii) any activity, work or other thing done, permitted in or about the Project, or any part thereof by Lessee or by Lessee's agents, employees, or contractors,
(iii) any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, (including, without limitation, a failure to maintain insurance as provided in Section 16 below, or (iv) any negligence of the Lessee, or Lessee's Agents.

    See Addendum 15 attached hereto.

    The indemnity herein shall extend to the reasonable costs and expenses incurred by Lessor for administrative expenses, consultant fees, expert costs, investigation expenses and costs incurred in settling indemnified claims, whether such costs occurred before or after any litigation is commenced. The indemnity herein shall survive the termination of this Lease and shall continue in effect until any and all claims, actions or causes of action with respect to any of the matters indemnified against are fully and finally barred by the applicable statute of limitations. In no event shall any of insurance provisions set forth in Section 16 of this Lease be construed as any limitation on the scope of indemnification set forth herein.

    Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage or loss to property or injury or death to person in, upon or about all portions of the Project from any cause, except to the extent caused by the negligence or willful misconduct of Lessor or Lessor's agents or the breach of Lessor's obligations or representations under this Lease, and Lessee hereby waives all claims in respect thereof against Lessor. Lessor or its agents shall not be liable for any damage or loss to property entrusted to employees of any part of the Project nor for loss or damage to any property by theft or otherwise, nor for any injury or death of or damage or loss to persons or property resulting from any accident, casualty or condition occurring in or about any portion of the Project, or to any equipment, appliances or fixtures therein, or from any other cause whatsoever, except to the extent caused by the negligence or willful misconduct of Lessor or Lessor's agents or the breach of Lessor's obligations or representations under this Lease, Lessor or its agents shall not be liable for interference with the light or other incorporeal hereditaments. Notwithstanding any other provision of this Lease, in no event shall Lessor have any liability for loss of business (including, without limitation, lost profits) by Lessee. Lessee shall give prompt written notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

    If, by reason of any act or omission of Lessee or Lessee's Agents, Lessor is made a party defendant to any litigation concerning this Lease or any part of the Project, Lessee shall indemnify, defend with counsel acceptable to Lessor and hold Lessor harmless from any liability and damages incurred by (or threatened against) Lessor as a party defendant, including without limitation all damages, costs and expenses, including attorneys' fees.

    15. SUBROGATION. Notwithstanding any other provision of this Lease, Lessor releases Lessee and Lessee's officers, directors, agents, employees, partners and shareholders from any and all claims or demands for damages, loss, expense or injury arising out of any perils to the extent covered by insurance carried by Lessor, or that would be insured against under an "all risk" extended coverage insurance policy with respect to the Project for the full replacement value thereof, with no more than a commercially reasonable deductible amount, or that are due to the negligence of Lessee or Lessee's officers, directors, agents, employees, partners and shareholders and regardless of cost or origin, to the extent such waiver is permitted by Lessor's insurers and does not prejudice the insurance required to be carried by Lessor under this Lease. Notwithstanding any other provision of this Lease, Lessee releases Lessor and Lessor's officers, directors, agents, employees, partners and shareholders from any and all claims or demands for damages, loss, expense or injury arising out of any perils which are insured against under any insurance carried by Lessee, whether due to the negligence of Lessor or its officers, directors, agents, employees, partners and shareholders and regardless of cost or origin, to the extent such waiver is permitted by Lessee's insurers and does not prejudice the insurance required to be carried by Lessee under this Lease.

    16.  INSURANCE.

         a. LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of comprehensive general liability insurance, including the broad form endorsement, insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy, maintenance, repair or improvement of the Premises and all areas appurtenant thereto. Such insurance shall provide single limit liability coverage of not less than Five Million Dollars ($5,000,000) per occurrence for bodily injury or death and property damage. Such insurance shall include Lessor as an additional insured, shall provide that Lessor, although an additional insured, may recover for any loss suffered by Lessor or Lessor's agents by reason of Lessee's or Lessee's Agent's negligence. All such insurance shall specifically insure Lessee's performance of the indemnity and hold harmless agreements contained in Article 14 above although Lessee's obligations pursuant to Article 14 shall not be limited to the amount of any insurance required of or carried by Lessee under this Article 16 and Lessee is responsible for ensuring that the amount of liability insurance carried by Lessee is sufficient for Lessee's purposes. Lessee may carry said insurance under a blanket policy, provided that said insurance by Lessee shall name Lessor as an additional insured.

         b. Lessee acknowledges and agrees that insurance coverage carried by Lessor will not cover Lessee's property within the Premises or within the Building. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of "All Risk" property insurance, including without limitation, boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; and demolition, increased cost of construction and contingent liability from changes in building laws on all leasehold improvements installed in the Premises at Lessee's expense (if any), and on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereafter constructed or installed on the Premises. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the Standard ISO All Risk form, when such form is supplemented with the coverages required above.

         c. If Lessee fails to procure and maintain any insurance required to be procured and maintained by Lessee pursuant to this Lease, Lessor may, but shall not be required to, procure and maintain all or any portion of the same, at the expense of Lessee. Lessor's election pursuant to this Article 16c. to procure and maintain all or any portion of the insurance which Lessee fails to procure and maintain is acknowledged by Lessee to be for Lessor's sole benefit. Lessee acknowledges that any insurance procured and maintained by Lessor pursuant to this Article 16c. may not be sufficient to adequately protect Lessee. Any personal property insurance procured and maintained by Lessor for Lessee's equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereafter constructed or installed on the Premises, may not sufficiently cover the replacement cost thereof. Any insurance procured and maintained by Lessor pursuant to this Article 16c. may provide for less coverage than is required to be maintained by Lessee pursuant to this Lease. Lessee acknowledges and agrees that Lessee is and shall remain solely responsible for procuring insurance sufficient for Lessee's purposes, notwithstanding the fact that Lessor has procured or maintained any insurance pursuant to this Article 16c. Any insurance required to be maintained by Lessee hereunder shall be in companies rated A X or better in "Best's Insurance Guide." Prior to occupancy of the Premises, Lessee shall deliver to Lessor copies of the policies of insurance required to be kept by Lessee hereunder, or certificates evidencing the existence and amount of such insurance, with evidence satisfactory to Lessor of payment of premiums. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Lessor. Lessee shall obtain a waiver of subrogation rights from all insurers providing insurance to Lessee whereby such insurers waive their right of recovery against Lessor and Lessor's officers, directors, agents, employees, partners and shareholders for loss or damage arising out of or incident to any insured perils, whether due to the negligence of any indemnified party and regardless of cause or origin.

    17. SERVICES AND UTILITIES. Lessor shall furnish to the Premises Building Standard (defined in the Rules and Regulations from time to time) amounts of electricity, water, heat, air-conditioning and elevator service which are required in Lessor's good faith judgment for the comfortable use and occupation of the Premises. During Business Hours (defined in the Rules and Regulations from time to time), Lessor shall furnish to the Premises and the Common Areas, Building Standard janitorial service, window washing, fluorescent tube replacement and toilet supplies; provided, however, that Lessor shall not be required to provide janitorial services in excess of janitorial services that would be required if there were not any preparation or consumption of food or beverages within the Premises (provided that nothing in this paragraph shall be construed as a consent by Lessor to the preparation or consumption of such food or beverages unless otherwise expressly provided elsewhere in this Lease). Lessor shall also maintain and keep lighted during Business Hours the common stairs, common entries and toilet rooms in the Building. Lessor shall not be liable under any circumstances for injury to or death of or loss or damage to persons or property or damage to Lessee's business, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the heating, ventilating and air conditioning system servicing the Premises, upon sixty
(60) days prior written notice to Lessee, and provided that Lessee has not discontinued the preceding use within such sixty (60) day period, Lessor reserves the right to install supplementary air conditioning units in the Premises and the costs thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon demand by Lessor as additional rent, and not as an Operating Expense. The entire cost of electricity, water, heat, air conditioning, elevator service, janitorial service and other services and utilities provided to the Premises in excess of Building Standard shall be paid for by Lessee upon demand by Lessor as additional rent, and not as an Operating Expense. See Addendum 16 attached hereto.

    Lessee shall not connect or permit connection with electric current, gas or water supply lines, except through existing electrical outlets, gas lines or water lines, respectively, servicing the Premises, any apparatus or device for the purpose of using gas, electric current or water. If Lessee requires water, gas or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Lessee shall first procure the written consent of Lessor, which Lessor may refuse for any reason, to the use thereof and Lessor may cause a water, gas meter or electric current meter to be installed in the Premises so as to measure the amount of water, gas and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Lessee and Lessee agrees to pay to Lessor, as additional rent, promptly upon demand therefor by Lessor for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, gas and electric current so consumed. If a separate meter is not installed, such excess cost for such water, gas and electric current will be conclusively established by the reasonable estimate made by a utility company or electrical engineer selected by Lessor.

    18. RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the reasonable and non-discriminatory Rules and Regulations that Lessor shall from time to time promulgate for the Building and the Project, including without limitation rules and regulations relating to parking and use of the Common Areas (the "Rules and Regulations"). Lessor reserves the right from time to time to make all reasonable modifications to said Rules and Regulations. The additions and modifications to these Rules and Regulations shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the nonperformance of any said Rules and Regulations by any other tenants or occupants. The current Rules and Regulations are attached hereto as "Exhibit D."

     19. HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the Term, with the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a Base Rent in the amount of one hundred twenty-five percent (125%) of the Base Rent in effect immediately preceding such expiration, plus all Rentals and other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy. In such case, either party may thereafter terminate this Lease at any time upon giving not less than thirty (30) days written notice to the other party. For any possession of the Premises after the Lease expiration without Lessor's consent, Lessee shall be liable for all detriment proximately caused by Lessee's possession, including without limitation, attorneys' fees, costs and expenses, claims of any succeeding tenant founded on Lessee's failure to vacate and for payment to Lessor of the fair market rental value for the Base Rent for the Premises, together with such other Rentals provided in this Lease to the date Lessee actually vacates the Premises, and such other remedies as are provided by law, in equity or under this Lease, including without limitation punitive damages recoverable under California Code of Civil Procedure
Section 1174.

     20. ENTRY BY LESSOR. Lessor reserves and shall at any and all reasonable times have the right to enter the Premises, inspect the same, supply any service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers, mortgagees, lenders of (during the last nine (9) months of the term only) tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building that Lessor may deem necessary or desirable, without any abatement of Rentals, and may for such purposes erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that in a non-emergency situation the entrance to the Premises shall not be unreasonably blocked thereby and the business of the Lessee shall not be interfered with unreasonably. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files and other secure areas identified by Lessee, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the Premises, without liability to Lessee except as otherwise expressly provided elsewhere in this Article. Any entry to the Premises obtained by Lessor by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof. In no event shall Lessor have any liability to Lessee for any other damages caused by Lessor's entry into the Premises. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other damage or loss occasioned thereby. See Addendum 17 attached hereto.

     21. RECONSTRUCTION. If the Premises are damaged and rendered substantially untenantable, or if the Building is damaged (regardless of damage to the Premises) or destroyed, Lessor may, within forty-five (45) days after the casualty, notify Lessee of Lessor's election not to repair, in which event this Lease shall terminate at the expiration of the forty-fifth (45th) day. If Lessor elects to repair the damage or destruction, this Lease shall remain in effect. Following an event of damage or destruction, Base Rent and Lessee's Percentage Share of Excess Expenses shall be proportionately reduced based upon the extent to which the damage or destruction interferes with Lessee's business conducted in the Premises. All other Rentals due hereunder shall continue unaffected, and Lessee shall have no claim against Lessor for compensation for inconvenience or loss of business during any period of repair or reconstruction. Upon Lessor's election to repair, Lessor shall diligently repair the damage to the extent of insurance proceeds available to Lessor. Lessor shall not be required to repair or replace, whether injured or damaged by fire or other cause, any items required to be insured by Lessee under this Lease including Lessee's fixtures, equipment, merchandise, personal property, inventory, panels, decoration, furniture, railings, floor covering, partitions or any other improvements, alterations, additions, or property made or installed by Lessee to the Premises. Lessee hereby waives all claims for loss or damage to the foregoing. Lessee waives any rights to terminate this Lease if the Premises are damaged or destroyed, including without limitation any rights pursuant to the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of
Section 1933 of the Civil Code of California, as amended from time to time, and the provisions of any similar law hereafter enacted. If the Lease is terminated by Lessor pursuant to this Article 21, the unused balance of the Security Deposit and any Rentals unearned as of the effective date of termination shall be refunded to Lessee. Lessee shall pay to Lessor any Rentals or other charges due Lessor under the Lease, prorated as of the effective date of termination.

     Notwithstanding the foregoing, if less than thirty-three percent (33%) of the Rentable Area of the Building is damaged from an insured casualty and the insurance proceeds actually available to Lessor for reconstruction (net of costs to recover such proceeds and after all claimants thereto including lienholders have been satisfied or waive their respective claims) ("Net Insurance Proceeds") are sufficient to completely restore the Building, Lessor agrees to make such repairs and continue this Lease in effect. If, upon damage of less than thirty-three percent (33%) of the Rentable Area of the Building there are not sufficient insurance proceeds actually available to allow Lessor to completely restore the Building, Lessor shall not be obligated to repair the Building and the provisions of the first paragraph of this Article 21 shall control. See Addendum 18 attached hereto.

     22. DEFAULT. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          a. Lessee's failure to pay when due Base Rent, or any other Rentals or other sums payable hereunder; See Addendum 19 attached hereto;

          b. Commencement, and continuation for at least thirty (30) days, of any case, action, or proceeding by, against, or concerning Lessee, or any guarantor of Lessee's obligations under this Lease ("Guarantor"), under any federal or state bankruptcy, insolvency, or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Lessee or a Guarantor, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action, or proceeding seeking Lessee's or a Guarantor's financial reorganization or an arrangement with any of Lessee's or a Guarantor's creditors;

          d. Voluntary or involuntary appointment of a receiver, trustee, keeper, or other person who takes possession for more than thirty (30) days of substantially all of Lessee's or a Guarantor's assets, or of any asset used in Lessee's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

          e. Execution of an assignment for the benefit of creditors of substantially all assets of Lessee of a Guarantor available by law for the satisfaction of judgment creditors;

          f. Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Lessee or a Guarantor, if Lessee of such Guarantor is a corporation or partnership;

          g. Levy of a writ of attachment or execution on Lessee's interest under this Lease, if such writ continues for a period of ten (10) days;

          h. Any Transfer or attempted Transfer of this Lease by Lessee contrary to the provisions of Article 13 above;

          i. With respect to any report that Lessee is required to submit hereunder, the submission by Lessee of any false report;

          j. The use or occupancy of the Premises for any use or purpose not specifically allowed by the terms of this Lease; or

          k. Breach by Lessee of any term, covenant, condition, warranty, or provision contained in this Lease or of any other obligation owing or due to Lessor other than as described in subsections 22a., b., c., d., e., f., g., h., or j. of this Article 22, where such failure shall continue for the period specified in this Lease or if no such period is specified, for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty
(30) days are reasonably required for its cure, Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, and if Lessee provides Lessor with such security as Lessor may require to fully compensate Lessor for any loss or liability to which Lessor might be exposed.

     23. REMEDIES UPON DEFAULT. Upon any default or breach by Lessee, or at any time thereafter, with or without notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have hereunder or otherwise at law or in equity by reason of such default or breach Lessor may do the following:

          a. TERMINATION OF LEASE. Lessor may terminate this Lease or Lessee's right to possession of the Premises by notice to Lessee or any other lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee:

               (i) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

               (ii) The worth at the time of award of the amount by which the unpaid Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

               (iii) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid Rentals for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and

               (iv) Any other amounts necessary to compensate Lessor for detriment proximately caused by the default by Lessee or which in the ordinary course of events would likely result, including without limitation the reasonable costs and expenses incurred by Lessor for:

                    (A)  Retaking possession of the Premises;

                    (B) Cleaning and making repairs and alterations (including installation of leasehold improvements, whether or not the same shall be funded by a reduction of rent, direct payment or otherwise) necessary to return the Premises to good condition and preparing the Premises for reletting;

                    (C) Removing, transporting, and storing any of Lessee's property left at the Premises (although Lessor shall have no obligation to remove, transport or store any of the property);

                    (D) Reletting the Premises, including without limitation, brokerage commissions, advertising costs, and reasonable attorney's fees;

                    (E)  Attorney's fees, expert witness fees and court costs;

                    (F) Any unamortized real estate brokerage commissions paid in connection with this Lease; and

                    (G) Costs of carrying the Premises, such as repairs, maintenance, taxes and insurance premiums, utilities and security precautions, if any.

     The "worth at the time of award" of the amounts referred to in Articles 23a.(i) and 23a.(ii) is computed by allowing interest at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the 25th day of the month immediately preceding the default by Lessee, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended (the "Stipulated Rate"). The computation of the amount of rental loss that could be or could have been reasonably avoided by Lessor pursuant to California Civil Code section 1951.2 shall take into account the use restrictions set forth in Paragraph 8.a. above except to the extent that Lessee proves that under all circumstances the enforcement of the use restriction would be unreasonable.

          b. CONTINUATION OF LEASE. Lessor may continue this Lease in full force and effect, and the Lease shall continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to enforce all rights and remedies under this Lease including the right to collect all Rentals when due. During the period Lessee is in default, Lessor can enter the Premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises, including without limitation, those items outlined in Article 23a.(i) through a.(iv), and other like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor all Rentals due under this Lease on the date the Rentals are due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. Notwithstanding anything to the contrary contained in
Article 13, after Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the Premises, if Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to a proposed assignment or subletting under this paragraph shall not be unreasonably withheld. The use restriction provided in Paragraph 8.a. above shall apply to Lessor's remedies under California Civil Code section 1951.4 except to the extent that Lessee proves that under all circumstances enforcement of the use restriction would be unreasonable.

          c. OTHER REMEDIES. Lessor may pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State in which the Premises are located.

          d.   GENERAL.  The following shall apply to Lessor's remedies:

               (1) No entry upon or taking possession of the Premises or any part thereof by Lessor, nor any letting or subletting thereof by Lessor for Lessee, nor any appointment of a receiver, nor any other act of Lessor, whether acceptance of keys to the Premises or otherwise, shall constitute or be construed as an election by Lessor to terminate this Lease or Lessee's right to possession of the Premises unless a written notice of such election be given to Lessee by Lessor.

               (ii) If Lessor elects to terminate this Lease or Lessee's right to possession hereunder, Lessee shall surrender and vacate the Premises in broomclean condition, and Lessor may re-enter and take possession of the Premises and may eject all parties in possession or eject some and not others or eject none. Any personal property of or under the control of Lessee remaining on the Premises at the time of such re-entry may be considered and treated by Lessor as abandoned.

               (iii) Termination of this Lease or Lessee's right to possession by Lessor shall not relieve Lessee from any liability to Lessor under any provision of this Lease providing for any indemnification of Lessor by Lessee. Lessee shall indemnify Lessor for all personal injuries and property damage arising out of Lessee's use or occupancy of the Premises or any acts or omissions of Lessee or Lessee's Agents.

     24. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises is taken for any public or quasi-public use under the power of eminent domain (including without limitation or voluntary sale or transfer in lieu thereof), either party hereto shall have the right, at its option, to terminate this Lease by written notice to the other party given within ten
(10) days of the date of such taking, and Lessor shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made (the "Award") in connection with such taking, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.
If any part of the Building or the Project other than the Premises is so taken, Lessor shall have the right at its option to terminate this Lease, and in any such event Lessor shall be entitled to the entire Award whether or not this Lease is terminated. If this Lease is terminated as provided above: (i) the termination shall be effective as of the date upon which title to the Premises, the Building, the Project, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; (ii) Lessor shall refund to Lessee any prepaid but unearned Rentals and the unused balance of the Security Deposit; and (iii) Lessee shall pay to Lessor any Rentals or other charges due Lessor under the Lease, prorated as of the date of taking.

     If twenty-five percent (25%) or less than twenty-five percent (25%) of the Premises is taken, or more than twenty-five percent (25%) thereof is so taken and neither party elects to terminate as herein provided, (i) Lessee shall receive from the Award that portion of the Award attributable to trade fixtures of Lessee located in the portion of the Premise taken which would otherwise have been removable by Lessee hereunder, to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Building and Lessor shall receive the balance of the Award; and (ii) the Base Rent thereafter to be paid hereunder for the Premises shall be reduced in the same ratio that the percentage of the Premises so taken bears to the aggregate rentable square feet in the Project immediately prior to the taking. In addition, if any portion of the Building is so taken and this Lease is not terminated by Lessor, Lessee's Percentage Share of Excess Expenses shall be adjusted pursuant to Article 7.

     Notwithstanding this Article 24 above, upon a temporary taking of all or any portion of the Premises, the Lease shall remain in effect and Lessee shall continue to pay and be liable for all Rentals under this Lease. Upon such temporary taking, Lessee shall entitled to any Award for the temporary use of the portion of the Premises taken which is attributable to the period prior to the date of Lease Termination, and Lessor shall be entitled to any portion of the Award for such use attributable to the period after Lease Termination. As used in this paragraph, a temporary taking shall mean a taking for a period of one year or less and does not include a taking which is to last for an indefinite period and/or which will terminate only upon the happening of a specified event unless it can be determined at the time of the taking when such event will occur.

     25. OFFSET STATEMENT. Lessee shall at any time and from time to time within ten (10) days following request from Lessor execute, acknowledge and deliver to Lessor a statement in writing, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed, (iii) certifying the date Lessee entered into occupancy of the Premises and that Lessee is open and conducting business at the Premises, (iv) certifying the date to which Rentals and other charges are paid in advance, if any, (v) certifying the current amount of Base Rent due under the Lease; (vi) evidencing the status of this Lease as may be required either by a lender making a loan affecting or a purchaser of the Premises or any part of the Project from Lessor, (vii) warranting that if any beneficiary of any security instrument encumbering the Premises forecloses on the security instrument, such beneficiary shall not be liable for the Security Deposit, (viii) certifying that all improvements to be constructed on the Premises by Lessor are substantially completed, except for any punch list items which do not prevent Lessee from using the Premises for its intended use, and (ix) certifying such other matters relating to this Lease and/or the Premises as may be requested by a lender making a loan to Lessor or a purchaser of the Premises or any part of the Project from Lessor. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project or any interest therein. Lessee shall, within ten (10) days following request of Lessor, deliver such other documents including Lessee's financial statements as are reasonably requested in connection with the sale of, or loan to be secured by, any portion of the Project or any interest therein.

     26. PARKING. Lessee shall have the right to use the number of nonexclusive parking spaces located within the Project designated in Article 1(1)., subject to Lessor's right to relocate such parking area from time to time. Use of all parking spaces shall be subject to the Rules and Regulations established by Lessor which may be altered at any time and from time to time during the Term. Lessor reserves the right from time to time to make changes in the size, shape, amount and extent of the Common Area (including but not limited to the parking areas) provided Lessee's access to the Premises and use of the number of parking spaces referenced herein is not materially impaired or precluded. Neither Lessee nor Lessee's Agents shall at any time use more parking spaces than the number so allocated to Lessee or park or permit the parking of their vehicles in any portion of the Project not designated by Lessor as a nonexclusive parking area. Lessee and Lessee's Agents shall not have the exclusive right to use any specific parking space. Notwithstanding the number of parking spaces designated for Lessee's nonexclusive use, if by reason of any rule, regulation, order, law, statute or ordinance of any governmental or quasi-governmental authority relating to or affecting parking on the Parcel, or any cause beyond Lessor's reasonable control, Lessor is required to reduce the number of parking spaces on the Parcel, Lessor shall have the right to proportionately reduce the number of Lessee's parking spaces and the nonexclusive parking spaces of other tenants of the Building. Lessor reserves the right in its absolute discretion: to have any vehicles owned by Lessee or Lessee's Agents which are parked in violation of the provisions of this
Article 26 or Lessor's Rules and Regulations relating to parking, towed away at Lessee's cost. If Lessor elects or is required by any law to limit or control parking in the Project, by validation of parking tickets or any other method, Lessee agrees to participate in such validation or other program under such reasonable Rules and Regulations as are from time to time established by Lessor. Lessor shall have the right to close all or any portion of the parking areas at reasonable times for any purpose, including, without limitation, the prevention of a dedication thereof, or the accrual of rights in any person or the public therein. Employees of Lessee shall be required to park in areas designated for employee parking, if any. The parking areas shall not be used by Lessee or Lessee's Agents for any purpose other than the parking of motor vehicles and the ingress and egress of pedestrians and motor vehicles. See Addendum 20 attached hereto.

     27. AUTHORITY. If Lessee is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation (or on behalf of said partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Lessee is a corporation, Lessee shall, upon execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease. If Lessee fails to deliver such resolution to Lessor upon execution of this Lease, Lessor shall not be deemed to have waived its right to require delivery of such resolution, and at any time during the Term Lessor may request Lessee to deliver the same, and Lessee agrees it shall thereafter promptly deliver such resolution to Lessor. If Lessee is a corporation, Lessee hereby represents, warrants, and covenants that (i)
Lessee is a valid and existing corporation; (ii) Lessee is qualified to do business in California; (iii) all fees and all franchise and corporate taxes of Lessee are paid to date, and will be paid when due; (iv) all required forms and reports will be filed when due; and (v) the signers of this Lease are properly authorized to execute this Lease on behalf of Lessee and to bind Lessee hereto.

     28.  SURRENDER OF PREMISES.

          a. CONDITION OF PREMISES. Lessee shall, upon Lease Termination surrender the Premises broom clean, trash free, and in good condition, reasonable wear and tear, casualties and any other condition is not the obligation of Lessee hereunder, alone excepted. By written notice to Lessee, Lessor may elect to cause Lessee to remove from the Premises or cause to be removed, at Lessee's expense, any logos, signs, notices, advertisements or displays placed on the Premises by Lessee. If the Premises are not surrendered as required by this Article 28, Lessee shall indemnify Lessor from any loss or liability resulting from Lessee's failure to comply with the provisions of this
Article 28, including, without limitation, any claims made by any succeeding tenant or losses to Lessor due to lost opportunities to lease to succeeding tenants.

          b. REMOVAL OF PERSONAL PROPERTY. Lessee shall remove all its personal property from the Premises upon Lease Termination, and shall immediately repair all damage to the Premises, Building and Common Area caused by such removal. Any personal property remaining on the Premises after the Lease Termination may be packed, transported, and stored at a public warehouse at Lessee's expense. If after Lease Termination and, within ten (10) days after written demand by Lessor, Lessee fails to remove Lessee's personal property or, if removed by Lessor, fails to pay the removal expenses, the personal property may be deemed abandoned property by Lessor and may be disposed of as Lessor deems appropriate. Lessee shall repair any damage to the Premises caused by or in connection with the removal of any personal property, including without limitation, the floor, and patch and paint the walls, when required by Lessor, to Lessor's reasonable satisfaction, all at Lessee's sole cost and expense. The provisions of this Article 28 shall survive Lease Termination.

     29. LESSOR DEFAULT AND MORTGAGEE PROTECTION. Lessor shall not be in default under this Lease unless Lessee shall have given Lessor written notice of the breach, and, within thirty (30) days after notice, Lessor has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion, or in the case of an emergency, fails to immediately commence such necessary repairs. Any money judgment obtained by Lessee based upon Lessor's breach of this Lease shall be satisfied only out of the proceeds of the sale or disposition of Lessor's interest in the Building (whether by Lessor or by execution of judgment). Upon any default by Lessor under this Lease, Lessee shall give notice by registered mail to any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises and/or any portion of the Project, whose address shall have been furnished to it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises and/or Project by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

     30. RIGHTS RESERVED BY LESSOR. Lessor shall have the exclusive right in its sole discretion, without abatement of Rentals and without limiting Lessor's other rights under this Lease, to (i) designate the name, address, or other designation of the Building and/or Project, without notice or liability to Lessee; (ii) close entrances, doors, corridors, elevators, escalators or other Building facilities or temporarily abate their operation; (iii) change or revise the Business Hours of the Building as long as the revised Business Hours are consistent with the typical business hours for comparable buildings in the general market; and/or (iv) expand, suspend, close, eliminate, adjust, or replace any portion of any Project or any services within any portion of the Project.

     31. PLATS AND RIDERS. Clauses, plats and riders, if any, signed by the Lessor and the Lessee and endorsed on or affixed to this Lease are a part hereof.

     32. WAIVER. No covenant, term or condition in this Lease or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed. Any waiver of the breach of any covenant, term or condition herein shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Lessor in writing. The acceptance by Lessor of any sum less than that which is required to be paid by Lessee shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Lessor, in Lessor's absolute discretion, if Lessee does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in a letter of transmittal. Lessor's efforts to mitigate damages caused by any default by Lessee shall not constitute a waiver of Lessor's right to recover damages for any default by Lessee. No custom or practice which may arise between the parties hereto in the administration of the terms hereof shall be construed as a waiver or diminution of Lessor's right to demand performance by Lessee in strict accordance with the terms of this Lease.

     33. NOTICES. All notices, consents and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices, consents and demands by Lessor to Lessee shall be personally delivered or sent by United States Mail, postage prepaid, addressed to Lessee as designated in Article 1m., or to such other place as Lessee may from time to time designate in a notice to Lessor pursuant to this Article 33. All notices and demands by Lessee to Lessor shall be personally delivered or sent by United States Mail, postage prepaid, addressed to Lessor as designated in Article 1m., or to such other person or place as Lessor may from time to time designate in a notice to Lessee pursuant to this Article 33. Mailed notices shall be deemed delivered three (3) days after deposit in the United States mail as required by this Article 33 or the following business day when sent through an overnight courier service. Notwithstanding the foregoing, any legal notices required to be sent one party to the other (including, without limitation, a notice pursuant to California Code of Civil Procedure Section 1161) shall be delivered in the manner required by law.)

     34. JOINT OBLIGATIONS. If Lessee consists of more than one person or entity, the obligations of each Lessee under this Lease shall be joint and several.

     35. MARGINAL HEADINGS. The captions of paragraphs and articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     36. TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor except as to the delivery of possession of the Premises to Lessee.

     37. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions of Article 13, apply to and bind the heirs, successors, executors, administrators, legal representatives and assigns of the parties hereto.

     38. RECORDATION. Upon request by Lessor, Lessee shall execute and acknowledge a short form of this Lease in form for recording which may be recorded at Lessor's election. Lessee shall not record this Lease or a short form or memorandum hereof without the prior written consent of Lessor.

     39. QUIET POSSESSION. Upon Lessee paying the Rentals reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Term, subject to all the provisions of this Lease and subject to any ground or underlying leases, mortgages or deeds of trust now or hereafter affecting the Premises or the Building and the rights reserved by Lessor hereunder.

     40.  LATE CHARGES; ADDITIONAL RENT AND INTEREST.

          a. LATE CHARGES. Lessee acknowledges that late payment by Lessee to Lessor of Rentals or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which are impracticable or extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any mortgage or trust deed covering the Premises or any part of the Project. Accordingly, if any installment of Rentals or any other sum due from Lessee is not received by Lessor or Lessor's designee within three (3) business days after the due date, then Lessee shall pay to Lessor, in each case, a late charge equal to five percent (5%) of such overdue amount, subject, however, to Addendum 21 attached hereto. The parties agree that such late charge represents a fair and reasonable estimate of the cost and damages that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charges by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of its other rights and remedies under this Lease.

          b. ADDITIONAL RENT AND INTEREST. All taxes, charges, costs, expenses and other amounts which Lessee is required to pay hereunder, including without limitation Lessee's Percentage Share of Excess Expenses, and all interest and charges (including late charges) that may accrue thereon upon Lessee's failure to pay the same and all damages, costs and expenses which Lessor may incur by reason of any default by Lessee shall be deemed to be additional rent hereunder. Upon nonpayment by Lessee of any additional rent, Lessor shall have all the rights and remedies with respect thereto as Lessor has for the nonpayment of Base Rent. The term "Rentals" as used in this Lease is defined as Base Rent and all additional rent. Any payment due from Lessee to Lessor, including but not limited to Base Rent and all additional rent shall bear interest from the thirtieth (30th) day after the same is due until paid, at the Stipulated Rate. Payment of such interest shall not excuse or cure any default by Lessee. In addition, Lessee shall pay all costs and attorneys' fees incurred by Lessor in collection of such amounts. All Rentals and other monies due under this Lease shall survive Lease Termination. Interest on Rentals past due as provided herein shall be in addition to the late charges levied pursuant to Article 40a. above. All Rentals shall be paid to Lessor, in lawful money of the United States of America which shall be legal tender at the time of payment, at the address of Lessor as provided herein, or to such other person or at such other place as Lessor may from time to time designate in writing. If at any time during the Term Lessee pays any

Rentals due hereunder by check, which check is dishonored or is returned for insufficient funds, Lessor shall have the right, in addition to any other rights or remedies Lessor may have hereunder, to require that Rentals thereafter be paid in cash or by cashier's or certified check.

     41. PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to the Premises, this Lease or any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on Lessor until fully executed by Lessor.

     42. INABILITY TO PERFORM. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, Acts of God, or any other cause, similar or dissimilar, beyond the reasonable control of the Lessor.

     43. ATTORNEYS' FEES. If any action or proceeding is brought by either party against the other under this Lease to enforce or interpret any provision of this Lease, the prevailing party shall be entitled to recover all its costs and expenses, including without limitation reasonable attorney's fees and expert witness fees in such action or proceeding.

     44. SALE OF PREMISES BY LESSOR/LIMITATION OF LIABILITY. Upon a sale or conveyance by the Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) of Lessor's interest in the Building other than a transfer for security purposes only, the Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be relieved, from and after the date of such transfer, of all obligations and liabilities accruing thereafter on the part of Lessor, provided that any funds in the hands of Lessor or the then grantor at the time of transfer and in which Lessee has an interest, less any deductions permitted by law or this Lease, shall be delivered to Lessor's successor. Following such sale or conveyance by Lessor or the then grantor, Lessee agrees to look solely to the responsibility of the successor-in-interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance and Lessee agrees to attorn to the purchaser or assignee. If the Lessor herein is a partnership, it is understood and agreed that any claim by Lessee on Lessor shall be limited as described in Article 29, and furthermore, Lessee expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner.

     45. SUBORDINATION/ATTORNMENT. This Lease, at Lessor's option, shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting any portion of the Project and to the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount or amounts whatsoever now or hereafter placed on or against any portion of the Project or on or against Lessor's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Lessee covenants and agrees to execute and deliver upon demand and without charge therefor, such further instruments evidencing the subordination of this Lease to such ground or underlying leases and/or to the lien of any such mortgages or deeds of trusts as may be required by Lessor or a lender making a loan affecting the Project; provided that if Lessee attorns as required below, then with respect to any ground or underlying leases, mortgages or deeds of trust not existing as of the date this Lease is signed by Lessor and Lessee, the lessor, mortgagee or beneficiary, as applicable, under such mortgage or deed of trust or lessor under such ground or underlying lease shall agree in writing that so long as Lessee is not in default under this Lease, this Lease shall not be terminated upon any foreclosure or any termination of the underlying lease (other than a termination due to its natural expiration). Failure of Lessee to execute such instruments evidencing subordination of this Lease shall constitute a default by Lessee under this Lease. If any mortgagee, beneficiary or lessor elects to have this Lease prior to the lien of its mortgage, deed of trust or lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or lease or the date of the recording thereof.

     If any proceedings are brought to terminate any ground or underlying leases or for foreclosure, or upon the exercise of the power of sale, under any mortgage or deed of trust covering any portion of the Project, Lease shall attorn to the lessor or purchaser upon any such termination, foreclosure or sale and recognize such lessor or purchaser as the Lessor under this Lease provided that such lessor or purchaser agrees that so long as Lessee is not in default hereunder and attorns as required above, this Lease shall remain in full force and effect for the full term hereof after any such termination, foreclosure or sale.

     46. NAME. Lessee shall not use any name, picture or representation of the Building or Project for any purpose other than as an address of the business to be conducted by the Lessee in the Premises.

     47. SEVERABILITY. Any provision of this Lease which proves to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease and all such other provisions shall remain in full force and effect; however, if Lessee's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease shall terminate at the option of Lessor.

     49. CUMULATIVE REMEDIES. Except as otherwise expressly provided in this Lease, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     49. CHOICE OF LAW. This Lease shall be governed by the laws of the State in which the Premises are located.

     50. SIGNS. Lessee shall not inscribe, paint, affix or place any sign, awning, canopy, advertising matter, decoration or lettering upon any portion of the Premises, including, without limitation, any exterior door, window or wall, without Lessor's prior written consent. See Addendum 22 Attached Hereto.

     51. GENDER AND NUMBER. Wherever the context so requires, each gender shall include any other gender, and the singular number shall include the plural and vice-versa.

     52. CONSENTS. Whenever the consent of Lessor is required herein, the giving or withholding of such consent in any one or any number of instances shall not limit or waive the need for such consent in any other or future instances. Any consent given by Lessor shall not be binding upon Lessor unless in writing and signed by Lessor or Lessor's agents. Except with respect to consent required in connection with an assignment or subletting pursuant to
Article 13 (which assignment or subletting shall be governed by Article 13), but notwithstanding any other provision of this Lease, where Lessee is required to obtain the consent of Lessor to do any act, or to refrain from the performance of any act, Lessee agrees that if Lessee is in default with respect to any term, condition, covenant or provision of this Lease, then Lessor shall be deemed to have acted reasonably in withholding its consent if said consent is, in fact, withheld.

     53. BROKERS. Lessee warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of this lease excepting only the broker or agent designated in Article 1n., and that it knows of no other real estate broker or agent who is entitled to or can claim a commission in connection with this Lease. Lessee warrants that with respect to the broker or agent designated in Article 1.n., Lessee has not incurred any obligation for the payment of any real estate brokerage commissions which would be earned or due and payable by reason of the execution of the Lease. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Lessee's dealings with any real estate broker or agent. Lessor shall pay the commission due the Broker pursuant to a separate agreement.

     54. SUBSURFACE AND AIRSPACE. This Lease confers on Lessee no rights either with respect to the subsurface of the Parcel or with regard to airspace above the top of the Building or above any paved or landscaped areas on the Parcel or Common Area and Lessor expressly reserves the right to use such subsurface and airspace areas, including without limitation the right to perform construction work thereon and in regard thereto. Any diminution or shutting off of light, air or view by any structure which may be erected by Lessor on those portions of the Parcel, Common Area and/or Building reserved by Lessor shall in no way affect this Lease or impose any liability on Lessor. Lessor shall have the exclusive right to use all or any portion of the roof, side and rear walls of the Premises and Building for any purpose. Lessee shall have no right whatsoever to the exterior of exterior walls or the roof of the Premises or any portion of the Project outside the Premises except as provided in Article 55 of this Lease.

     55. COMMON AREA. As used in this Lease, "Common Area" shall mean that portion of the Project designated by Lessor for the nonexclusive use of Lessee in common with other authorized users, including, but not limited to, vehicle parking areas, driveways, sidewalks, landscaped areas, toilets and lavatories entrances, lobbies, halls, atriums, corridors, stairways, passenger elevators and service areas (collectively the "Common Area"). Lessor hereby grants to Lessee and Lessee's Agents the nonexclusive right to use the Common Area in common with Lessor, Lessor's agents, tenants of the Building and the Project, other authorized users and their agents, subject to the provisions of this Lease. This right to use the Common Area shall terminate upon Lease Termination.

     56. LABOR DISPUTES. If Lessee becomes involved in or is the object of a labor dispute which subjects the Premises or any part of the Project to any picketing, work stoppage, or other concerted activity which in the reasonable opinion of Lessor is in any manner detrimental to the operation of any part of the Project or its tenants, Lessor shall have the right to require Lessee, at Lessee's own expense and within a reasonable period of time specified by Lessor, to use Lessee's best efforts to either resolve such labor dispute or terminate or control any such picketing, work stoppage or other concerted activity to the extent necessary to eliminate any interference with the operation of the Project or its tenants. To the extent such labor dispute interferes with the performance of Lessor's duties hereunder, Lessor shall be excused from the performance of such duties and Lessee hereby waives any and all claims against Lessor for damages or losses in regard to such duties. Nothing contained in this Article 56 shall be construed as placing Lessor in an employer-employee relationship with any of Lessee's employees or with any other employees who may be involved in such labor dispute. Lessee shall hold Lessor harmless and indemnify Lessor from any liability (including attorneys' fees) arising from any labor dispute in which Lessee is involved and which affects the Premises or any part of the Project.

     57. CONDITIONS. All agreements by Lessee contained in this Lease, whether expressed as covenants or conditions, shall be construed to be both covenants and conditions, conferring upon Lessor, upon a breach thereof, the right to terminate this Lease.

     58. LESSEE'S FINANCIAL STATEMENTS. Lessee hereby warrants that all financial statements delivered by Lessee to Lessor prior to the execution of this Lease by Lessee, or that shall be delivered in accordance with the terms hereof, are or shall be at the time delivered true, correct, and complete, and prepared in accordance with generally accepted accounting principles. Lessee acknowledges and agrees that Lessor is relying on such financial statements in accepting this Lease, and that a breach of Lessee's warranty as to such financial statements shall constitute a default by Lessee.

     59. LESSOR NOT A TRUSTEE. Lessor shall not be deemed to be a trustee of any funds paid to Lessor by Lessee (or held by Lessor for Lessee) pursuant to this Lease. Lessor shall not be required to keep any such funds separate from Lessor's general funds or segregated from any funds paid to Lessor by (or held by Lessor for) other tenants of the Building. Any funds held by Lessor pursuant to this Lease shall not bear interest.

     60. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

     61. NO PARTNERSHIP OR JOINT VENTURE. Nothing in this Lease shall be construed as creating a partnership or joint venture between Lessor, Lessee, or any other party, or cause Lessor to be responsible for the debts or obligations of Lessee or any other party.

     62. LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS. Except as otherwise expressly provided herein, if Lessee at any time fails to make any payment or perform any other act on its part to be made or performed under this Lease, Lessor may upon ten (10) days written notice to Lessee, but shall not be obligated to, and without waiving or releasing Lessee from any obligation under this Lease, make such payment or perform such other act to the extent that Lessor may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Lessor and all penalties, interest and costs in connection therewith shall be due and payable by Lessee to Lessor as additional rent upon demand.

     63. PLANS. Lessee acknowledges that any plan of the Project which may have been displayed or furnished to Lessee or which may be a part of Exhibit "A" or Exhibit "B" is tentative; Lessor may from time to time change the shape, size, location, number, and extent of the improvements shown on any such plan and eliminate or add any improvements to the Project in Lessor's sole discretion, subject to the limitations stated elsewhere in this Lease, including Article 26, entitled Parking.

(Intentionally Deleted)

     65. WAIVER OF JURY. LESSOR AND LESSEE HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY ON ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM, OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LESSOR AGAINST LESSEE OR LESSEE AGAINST LESSOR ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

     66. JOINT PARTICIPATION. Lessor and Lessee hereby acknowledge that both parties have been represented by counsel in connection with this Lease and that both parties have participated in the negotiation and drafting of all of the terms and provisions hereof. By reason of this joint participation,no term or provision of this Lease will be construed against either party as the "drafter" thereof, which terms and provisions shall include, without limitation, Section 14 hereof.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTIONS RELATING THERETO.

LESSOR:   CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY,
          A CONNECTICUT CORPORATION
          BY:  CIGNA INVESTMENTS, INC.

          By:          /s/Jean M. Anderson
              -------------------------------------
          Typed Name:     Jean M. Anderson
                      -----------------------------
          Title:           Vice President
                 ----------------------------------

Address:

c/o CIGNA Investment Management
900 Cottage Grove Road
Hartford, CT 06152-2311

LESSEE:   Symantec Corporation,
          a Delaware corporation


          By:          /s/Robert R. B. Dykes
              -------------------------------------
          Typed Name:     Robert R. B. Dykes
                      -----------------------------
          Title: Executive Vice President Worldwide Operations
                 ---------------------------------------------

Address:

10201 Torre Avenue
Cupertino, California 95014

                                ADDENDA TO LEASE

These Addenda to Lease are made by and between CIGNA Property and Casualty Insurance Company, a Connecticut corporation (hereinafter referred to as "Lessor"), and Symantec Corporation, a Delaware corporation (hereinafter referred to as "Lessee"), who agree as set forth herein.

ADDENDUM 1:

     LEASE COMMENCEMENT DATE. The Commencement Date of this Lease shall be the date that Lessor delivers possession of the Premises to Lessee in the following condition: (i) with all mechanical, electrical and plumbing systems in good operating condition, (ii) water damage to the elevator lobby repaired to the reasonable satisfaction of Lessee, or the commitment of Lessor to bear the cost of such repairs, provided that in the latter case, Lessor shall bear the cost of such repairs by engaging the General Contractor (identified in the Work Letter Agreement attached hereto as Exhibit C) to perform such repairs on or before the Rent Start Date. To the best of Lessor's actual knowledge, as of the Commencement Date, the Building is free of Hazardous Materials. The anticipated Commencement Date (the "Anticipated Commencement Date") is April 20, 1995. Lessor shall deliver possession of the Premises to Lessee in the condition required hereunder within twenty-four (24) hours of receipt by Lessor of a fully-executed Lease Agreement, together with the payment from Lessee of the first month's rent as required under Article 5.

     The obligation of Lessee to pay rent, including Base Rent and all other sums due hereunder, will commence on the date which is the earlier of: (i) seventy-four (74) days following the Commencement Date, or (ii) the date upon which Lessee commences to do business in the Premises (the "Rent Start Date"), subject in each case to extension as provided in the Work Letter Agreement attached hereto as Exhibit C.

     LEASE EXPIRATION DATE. The Expiration Date of the Lease shall be the last day of the sixtieth (60th) month following the first day of the first calendar month following the Rent Start Date, unless extended or sooner terminated pursuant to this Lease.

     The parties hereto shall execute a commencement memorandum confirming the Commencement Date, the Expiration Date, and the Rent Start Date.

ADDENDUM 2:

The monthly Base Rent shall be in the amounts set forth in the below schedule of rents:

Months 01-06   $48,163.00 per month, full service
Months 07-12   $79,863.00 per month, full service
Months 13-24   $81,963.00 per month, full service
Months 25-36   $84,063.00 per month, full service
Months 37-48   $86,187.00 per month, full service
Months 49-60   $88,293.00 per month, full service

The specific increase dates referenced above shall be established upon the determination of the actual Commencement Date of this Lease and such dates shall be identified in the commencement memorandum referenced in Addendum 1 above.

ADDENDUM 3:

     2.b. EXPANSION SPACE/FIRST RIGHT OF OFFER. Following the first anniversary date of this Lease and throughout the remaining Term, Lessor shall notify Lessee of any space (consisting of five thousand [5,000] rentable square feet or more) which may become available to lease, subject to any existing rights of other tenants in the Building which have been identified in writing by Lessor as of the date of this Lease. Such notice shall be given to Lessee prior to such space being made available to the outside market and shall state therein the terms and conditions under which Lessor would lease such space. Lessee is granted the option to lease any such space (the "First Right of Offer") at the then current Fair Market Rental Value (defined in Addendum 5 below) for said space and otherwise on the same terms and conditions as are set forth herein, except as specifically noted in Lessor's notice to Lessee. If Lessee, within five (5) business days after receipt of written notice from Lessor stating said space is becoming available to lease, indicates in writing its agreement to lease same, Lessor and Lessee shall have an additional ten (10) days in which to agree upon the Fair Market Rental Value for such space. If they are unable to do so, the Fair Market Rental Value shall be determined by the appraisal process described in Addendum 5, below. Upon agreement on, or determination of, the Fair Market Rental Value, the parties shall immediately execute an amendment to this Lease stating the addition of the pertinent expansion space to the Premises.

ADDENDUM 4:

     3.b. OPTION TO EXTEND TERM. Lessee is given the option to extend the Term on all provisions contained in this Lease (except for Base Rent and such other terms and conditions as are specifically or by their operation limited to the initial Term only), for a period of three (3) years immediately following the expiration of the Term (the "Extended Term"), by giving notice of exercise of the option to Lessor at least nine (9) months but not more than one (1) year before the expiration of the Term (the "Option Notice").

     Lessor's ability to plan for the orderly transaction of its rental business, to accommodate the needs of other existing and potential tenants, and to enjoy the benefits of increasing rentals at such times as Lessor is able to do so in its sole and absolute discretion, are fundamental elements of Lessor's willingness to provide Lessee with the option to extend contained herein. Accordingly, Lessee acknowledges that Lessee's strict compliance with the notification provisions contained herein, and Lessee's strict compliance with the time period for such notification contained herein, are material elements of the bargained-for exchange between Lessor and Lessee and are material elements of Lessee's consideration paid to Lessor in exchange for the grant of option. Therefore, Lessee's failure to adhere strictly and completely to the provisions and time frame contained in this option shall render the option automatically null, void, and of no further force or effect, without notice, acknowledgment, or any action of any nature of sort, required of Lessor. Lessee acknowledges that no other act or notice, other than the express written notice set forth hereinabove, shall act to put Lessor on notice of Lessee's intent to extend, and Lessee hereby waives any claims to the contrary, notwithstanding any other actions of Lessee during the terms of this Lease or any statements, written or oral, of Lessee to Lessor to the contrary during the term of this Lease. Notwithstanding the foregoing, if Lessee is in default on the date of giving the Option Notice, the Option Notice shall be totally ineffective, until the default in question is cured as set forth in this Lease.

ADDENDUM 5:

     5.b RENT DURING EXTENDED TERM. The parties shall have thirty (30) days after Lessor receives the Option Notice (as defined in Addendum 4 above) in which to agree upon the Base Rent to be payable during the Extended Term. The Base Rent payable during the Extended Term shall be an amount equal to ninety-five percent (95%) of the then current "Fair Market Rental Value" (defined below) of the Premises at the time of the commencement of the proposed Extended Term. In no event, however, shall the Base Rent during the Extended Term be less than the average Base Rent payable during the initial Lease Term.

     The term "Fair Market Rental Value" of the Premises as used in this Lease shall mean the then prevailing fair market rent for the Premises at the expiration of the Term. In determining such rate, Lessor may consider first class office space comparable in size and quality to the Premises, if any, located in the vicinity of the Project and located in buildings comparable in size and quality to the Building in which the Premises are located, and taking into consideration all other factors normally considered by real estate appraisers to determine Fair Market Rental Value but without regard for any value attributable to Alterations, additions or improvements made at the sole cost of Lessee.

     If the parties so agree on the fair market rental value for the Premises within said thirty (30) day period, they shall immediately execute an amendment to this Lease stating the Base Rent to be paid during the Extended Term.

     If the parties are unable to agree on the Base Rent for the Extended Term within that period, then Lessee, within three (3) days following the expiration of the aforesaid thirty (30) day period, shall have the right to elect to (a) withdraw the exercise of the Extended Option, or (b) participate with Lessor in the appraisal procedure set forth below. Lessee's failure to make an election within the aforesaid three (3) days shall be deemed an election to proceed pursuant to the procedure set forth below.

     Within five (5) days after the expiration of the thirty (30) day period described above, each party, at its sole cost and by giving notice to the other, shall appoint a qualified, independent M.A.I. real estate appraiser with an least five (5) years commercial appraisal experience in Santa Clara County, to appraise and set the Fair Market Rental Value of the Premises for the Extended Term.

     Each such appraiser shall complete and submit his or her written appraisal setting forth the Fair Market Rental Value to both Lessor and Lessee within fifteen (15) days after the appointment of the last of such two (2) appraisers. If the higher of the two (2) appraisals does not exceed the lower appraisal by more than ten percent (10%), then the Fair Market
Rental Value shall be the average of the two (2) appraised values. If the higher appraisal exceeds the lower appraisal by more than ten percent (10%), Lessor and Lessee shall together appoint a third appraiser within ten (10) days after each has received the last of the first two (2) appraisals. The third appraiser shall complete and submit his or her written appraisal setting forth the Fair Market Rental Value to both Lessor and Lessee within thirty (30) days after his or her appointment. The Fair Market Rental Value for the Premises shall be the average of the two (2) of the three (3) appraisals that are the closest to each other.

     Lessor and Lessee each shall pay the fee and expenses charged by its appraiser plus one-half of the fee and expenses charged by the third appraiser.

     The Fair Market Rental Value, determined in accordance with the provisions hereof, shall be conclusive and binding upon Lessor and Lessee.

ADDENDUM 6:

     Lessee may, at Lessee's sole cost and expense, cause an audit of Lessor's books and records relating to Project. If such audit discloses that Lessor has over-reported its actual Project Taxes and Operating Expenses, and such over-reporting has resulted in an over-payment by Lessee, Lessor shall promptly reimburse Lessee for the amount of such over-payment. Additionally, if such over-reported amount exceeds ten percent (10%) of the aggregate amount for Project Taxes and Operating Expenses, then Lessor shall reimburse Lessee for the cost of the audit in an amount not to exceed two thousand five hundred dollars ($2,500.00). In the event the audit discloses that Lessor has under-reported its actual Project Taxes and Operating Expenses and such under-reporting has resulted in under-payment by Lessee, Lessee shall promptly pay Lessor such additional amount due.

ADDENDUM 7:

     Notwithstanding anything to the contrary in this Lease, Lessee shall have no obligation to perform or to pay directly, or to reimburse Lessor for, all or any portion of the following costs:
      (i) any capitalized item;
      (ii) any cost for which Lessor has a right of reimbursement from others;
      (iii) costs to correct any latent defects in the Building (provided, however, costs to correct latent defects associated with the Tenant Improvements installed by Lessee shall be borne by Lessee)'
      (iv) the cost of any tenant improvements constructed within the Building;
      (v) capital reserves;
      (vi) leasing fees, commissions, or other such costs relating to the marketing of the Building to other tenants;
      (vii) legal fees incurred in connection with negotiations or disputes with other occupants of the Building;
      (viii) interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases, if any;
      (ix) advertising or promotional costs;
      (x) costs for sculptures, paintings and other art objects to the extent such items cost in excess of two thousand five hundred dollars ($2,500.00);
      (xi) the cost to remove, remediate, dispose of, or clean-up any Hazardous Materials from the Project unless Lessee, its agents, employees, or contractors have used, stored, or disposed of such Hazardous Materials in or about the Premises or the Project;
      (xii) wages, salaries, compensation, and labor burden for any employee not directly involved with the management or maintenance of the Project;
      (xiii) costs of utilities separately metered to other tenants of the Project, or for after hour utilities provided to other tenants in the Building;
     (xiv) any co-insurance payment or deductible amount which exceeds (a) with respect to casualty insurance, twenty-five thousand dollars ($25,000.00) for the entire Building in any one occurrence, and (b) with respect to earthquake insurance, five percent (5%) of the value of the improvements within the Building, provided that any portion of any earthquake insurance deductible that is properly included in Operating Expenses shall be amortized over the average useful life of the repairs made, and there shall be included in Operating Expenses an amount each month equal to that amortized amount;

      (xv) any costs to correct any casualty damage to the Building, provided that Lessee shall be directly liable to Lessor for any casualty damage to the Building to the extent caused by the negligent act or omission of Lessee, or a breach of the obligations of Lessee hereunder, except as provided in
Article 15, entitled Subrogation;
      (xvi) any costs of a type which are not payable by all other tenants of the Building, with the parties acknowledging their intent that Lessee not be obligated to bear the cost of benefits enjoyed by other tenants of the Building which are not passed through to such other tenants in the same manner as such costs are passed through to Lessee under this Article 7;
       (xvii) the excess of any expense over the fair market value of the goods and services involved, or in excess of the amount which would be paid to an independent, unaffiliated entity providing the same goods or services, and
      (xviii) that portion of any new category or type of expense
(specifically relating to a new service or amenity to the Project) which exceeds the amount which would have been included in the Base Expenses, if such service or amenity had been available to Lessee during the calendar year 1995 and the cost therefor included in the Base Expenses.

ADDENDUM 8:

Project Taxes shall not include any additional real estate taxes payable with respect to specialized tenant improvements (in excess of building standard improvements) to the extent such specialized improvements are installed in other tenant spaces.

ADDENDUM 9:

Lessee shall not be required to construct or pay the cost of complying with any applicable laws (i) requiring construction of improvements in the Premises which are properly capitalized under generally accepted accounting principles, unless such compliance is necessitated because of Lessee's particular use of the Premises, or (ii) regarding the presence of Hazardous Materials, unless the same were stored, used or disposed of by Lessee, its agents, employees or contractors on or about the Premises.

ADDENDUM 10:

Notwithstanding anything hereinabove to the contrary, Lessee shall not be responsible for the costs to perform any construction or renovation to the rest room facilities located within the Premises when such construction or alteration may be necessary to cause such facilities to comply with Title III of the ADA, and any such construction or alteration shall be performed at the cost of Lessor.

Lessor shall perform, at its cost, any construction or renovation necessary to the common areas of the Building to comply with the ADA, including any such construction or renovation necessary to the elevators and parking facilities.

ADDENDUM 11:

At the time Lessee requests consent to an Alteration, if consent is required for the Alteration in question, and otherwise promptly following written request therefor, Lessor shall advise Lessee in writing whether it will require Lessee to remove any Alterations from the Premises upon termination of the Lease.

All Alterations, trade fixtures and personal property installed in the Premises at Lessee's expense ("Lessee's Property") shall at all times remain Lessee's property and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided Lessee repairs all damage to the Premises caused by such removal.

Lessor shall have no lien or other interest whatsoever in any items of Lessee's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Lessor hereby waives all such liens and interests. Within ten
(10) business days following Lessee's request, Lessor shall execute documents in form reasonably acceptable to Lessee to evidence Lessor's waiver of any right, title, lien or interest in Lessee's Property located within the Premises.

ADDENDUM 12:
- -----------

Lessee shall not be directly responsible to perform any repair or maintenance which is: (i) necessitated by the acts of any other occupant of the Project, or their respective agents, employees, or contractors; (ii) occasioned by fire, acts of God or other casualty (except to the extent caused by or contributed by Lessee), or by the exercise of the power of eminent domain, (iii) for which Lessor has a right of reimbursement from others, (iv) which would be treated as a "capital expenditure" under generally accepted accounting principles.

ADDENDUM 13:
- -----------

If, for any reason within the reasonable control of Lessor or Lessor's agents, fifty percent (50%) or more of the Premises should become unsuitable for Lessee's use as a consequence of cessation of utilities or other services required to be provided to the Premises by Lessor, and Lessor fails to commence any necessary repairs and diligently prosecute such work to completion, then Lessee shall be entitled to a proportionate abatement of rent to the extent of the interference with Lessee's use of the Premises occasioned thereby. If such interference cannot be corrected such that the Premises will be reasonably suitable for Lessee's intended use within sixty (60) days following the occurrence of such event, then Lessee also shall be entitled to terminate this Lease by delivery of written notice to Lessor.

ADDENDUM 14:
- -----------

Lessee may, without Lessor's prior consent, without any participation by Lessor in assignment and subletting proceeds, and notwithstanding any right of recapture granted to Lessor, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation which controls, is controlled by, or is under common control with Lessee; and (ii) a successor corporation related to Lessee by merger, consolidation, reorganization, or governmental action. Lessor's consent shall not be required prior to the purchase of substantially all of Lessee's assets located in the Premises; provided, however, such purchase shall be deemed a Transfer under this Lease. For the purpose of this Lease, sale of Lessee's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. Lessor's consent to any proposed assignment or subletting shall not be unreasonably withheld. Notwithstanding the above, and whether or not Lessor's consent is required with respect to any proposed assignment or subletting, Lessee shall provide Lessor with prior written notice in each such event.

ADDENDUM 15:
- -----------

Lessor shall indemnify and hold harmless Lessee from all damages, liabilities, claims, judgments, actions, attorneys' fees, consultants' fees, costs and expenses arising from the negligence or willful misconduct of Lessor or its employees, agents, contractors or invitees, or the breach of Lessor's obligations or representations under this Lease.

ADDENDUM 16:
- -----------

As requested by Lessee, Lessor shall furnish Lessee with HVAC services at times other than normal Business Hours for the Building provided Lessee pays to Lessor, as Additional Rent, the standard charge for such additional services. The current rate for additional HVAC service is twenty-five dollars ($25.00) per hour, per zone. The Premises consists of two (2) zones (east and west zones). Such hourly charge shall be subject to increase as Lessor's actual costs to provide such additional service increase from time to time. For the purposes of this Lease, normal Business Hours for the Building are Monday through Friday, 7:00 a.m. to 6:00 p.m., weekends and recognized holidays excepted.

ADDENDUM 17:
- -----------

Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours notice prior to entry of the Premises. Such entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary. During any such entry, Lessor and Lessor's agents shall at all times be accompanied by Lessee and shall comply with Lessee's security procedures.

ADDENDUM 18:
- -----------

Lessor shall notify Lessee within forty-five (45) days following any damage to or destruction of the Premises (or the Building if such damage or destruction materially interferes with Lessee's use of the Premises) the length of time Lessor reasonably estimates to be necessary for repair or restoration. Lessee shall have the right to terminate the Lease within fifteen (15) days following receipt of such notice if restoration or repair of the damage will take more than one hundred eighty (180) days.

ADDENDUM 19:
- -----------

Lessor shall grant Lessee two (2) grace periods over a twelve (12) month period of time; each such grace period shall consist of five (5) calendar days after notice to Lessee that payment has not been received. Thereafter, Lessee shall be deemed to be in material default upon the third occurrence of delinquent Base Rent or any other sums due under the Lease during such twelve (12) month period.

ADDENDUM 20:
- -----------

There shall be no charge to Lessee for the use of the parking spaces referenced herein. Lessor shall not over-subscribe the parking areas serving the Project. For the purposes of this Lease, the number of parking spaces allocated for Lessee's non-exclusive use is based upon four (4) parking spaces per one thousand (1,000) rentable square feet of leased office space.

ADDENDUM 21:
- -----------

Lessor shall grant Lessee two (2) grace periods over a twelve (12) month period time: each such grace period shall consist of five (5) calendar days. Thereafter, Lessee shall be deemed to be in material default upon the third occurrence of any subsequent delinquent payment to Lessor.


ADDENDUM 22:
- -----------

Lessee shall have the right to utilize up to fifty percent (50%) of the area allocated for individual tenant identification on the Building monument sign, the location of which is shown on Exhibit B hereto. Any such signage shall conform to the standards of the Building and shall be subject to Lessor's prior reasonable approval. Lessee shall be responsible for all costs associated with the design and installation of such signage.


          LESSOR: CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY,
                  A CONNECTICUT CORPORATION
                  BY: CIGNA INVESTMENTS, INC.


                  By:          /s/Jean M. Anderson
                      -----------------------------------------------------
                  Typed Name:     Jean M. Anderson
                              ---------------------------------------------
                  Title:          Vice President
                         --------------------------------------------------

Address:

c/o CIGNA Investment Management
Routing Code S-311
900 Cottage Grove Road
Hartford, CT 06152-2311


          LESSEE: SYMANTEC CORPORATION,
                  A DELAWARE CORPORATION


                  By:          /s/Robert R.B. Dykes
                      -----------------------------------------------------
                  Typed Name:     Robert R.B. Dykes
                              ---------------------------------------------
                  Title:   Executive Vice President Worldwide Operations
                         --------------------------------------------------


Address:

Symantec Corporation
10201 Torre Avenue
Cupertino, CA 95014

                                   EXHIBIT "A"
                                  THE PREMISES

                      [CUPERTINO CITY CENTER ONE FLOORPLAN]

                                  EXHIBIT "A1"

                                  DEFINITIONS
                                  -----------

1. BUILDING RENTABLE AREA: Defined as the gross building area of the Building (measured from the glass line of the exterior building wall to the glass line of the exterior building wall) minus the Building Common Area.

2. BUILDING COMMON AREA: Defined as the area in the building shared in common with all other tenants in the building. It includes the following first floor space; atrium space, locker rooms, mail room, exit corridors, loading dock corridor, elevator machine room, main electrical and telephone rooms, and security guard station.

3. FLOOR COMMON AREA: The Floor Common Area is defined as the area on a Multiple-Tenancy floor shared with other tenants on that floor. Floor Common Area includes lobbies, stairs, shafts and elevator shafts, flues, pipeshafts, vertical ducts, HVAC rooms, telephone and electric rooms, fan rooms, janitors closets, toilet rooms, and storage rooms, available for use by all tenants on that floor. Floor Common Area shall be measured from the office side of corridors and/or other permanent partitions, to the office side of corridors and/or other permanent partitions.

4. FLOOR USEABLE AREA: That area on a Multiple-Tenancy Floor for the exclusive use of a particular tenant. Floor Useable Area is computed by measuring from the glass line of the exterior building wall to the office side of corridors and/or other permanent partitions and to the center line of partitions that separate the premises from adjoining rentable areas. No deductions shall be made for stairs, shafts, flues, pipeshafts, or vertical ducts within the space. No deductions shall be made for HVAC rooms, telephone storage, electric or fan rooms or janitors closets when such rooms are not available to other tenants on the floor. No deductions shall be made for columns.

5. FLOOR RENTABLE AREA - Single Tenancy Floor: Floor Rentable Area shall be defined as follows: On a floor where a tenant is the sole occupant of the floor (Single-Tenancy Floor) the Floor Rentable Area is computed by measuring from the glass line of the exterior building walls to the glass line of the exterior building walls. Floor Rentable Areas shall include all areas within the outside walls with NO deduction for stairs, elevator shafts, flues, pipeshafts, vertical ducts, HVAC rooms, telephone storage electric or fan rooms, janitors closets, lobbies, or toilet rooms. No deductions shall be made for columns.

6. FLOOR RENTABLE AREA - Multiple-Tenancy Floors: On a floor where the tenant is not the sole occupant (Multiple-Tenancy Floor) the Floor Rentable Area is the sum of the Floor Useable Area plus a pro rata portion of the Floor Common Area. The pro rata portion of the Floor Common Area shall be a fraction in which the numerator is the Floor Useable Area of that specific tenant on that particular floor. The denominator shall be the Floor Rentable Area of the total floor if the floor had been measured as a Single-Tenancy Floor minus the Floor Common Area.

7. TENANT'S RENTABLE AREA ("Rentable Area") - Single Tenancy Floor: The Rentable Area on a Single Tenant Floor is defined as the Floor Rentable Area plus a pro rata portion of the Building Common Area. The pro rata portion of the Building Common Area shall be a fraction in which the numerator is the Floor Rentable Area (Single-Tenancy Floor) and the denominator is the Building Rentable Area.

8. TENANT'S RENTABLE AREA ("Rentable Area") - Multiple Tenancy Floor: The Rentable Area on a Multiple Tenancy Floor is defined as the sum of the Floor Rentable Area plus a pro rata share of the Building Common Area. The pro rata share of the Building Common Area shall be a fraction in which the numerator is the Floor Rentable Area (Multiple Tenancy Floor) and the denominator is the Building Rentable Area.

9. IMPROVEABLE AREA: Improveable Area on a Single-Tenancy Floor is defined as the Floor Rentable Area minus all vertical penetrations and areas finished with the building shell. Improveable Area on a Multiple-Tenancy Floor equals the useable area minus all vertical penetrations and areas finished with the building shell.

                                   EXHIBIT B





                 [MAP - LOCATION OF CUPERTINO CITY CENTER ONE
                        20300 STEVENS CREEK BOULEVARD, SUITE 200
                        CUPERTINO, CALIFORNIA]

                                   EXHIBIT B1





                 [MAP - LOCATION OF CUPERTINO CITY CENTER ONE
                        20300 STEVENS CREEK BOULEVARD, SUITE 200
                        CUPERTINO, CALIFORNIA]

                                   EXHIBIT B2




                 [MAP - LOCATION OF CUPERTINO CITY CENTER ONE
                        20300 STEVENS CREEK BOULEVARD, SUITE 200
                        CUPERTINO, CALIFORNIA]

                                  EXHIBIT C

                           WORK LETTER AGREEMENT

    THIS WORK LETTER AGREEMENT ("Agreement") supplements the Lease Agreement ("Lease") dated concurrently herewith, by and between CIGNA Property and Casualty Insurance Company, a Connecticut corporation ("Lessor") and Symantec Corporation, a Delaware corporation ("Lessee"), with respect to those certain premises described in the Lease (the "Premises"). All terms not defined herein shall have the same meaning as set forth in the Lease.

         1.   CONSTRUCTION OF TENANT IMPROVEMENTS.

              a. TENANT IMPROVEMENTS: Lessee shall engage the General Contractor, identified below, to construct in the Premises the improvements shown on the plans and specifications approved by Lessor and Lessee pursuant to Paragraph 2 below (the "Tenant Improvements").

              b. CONSTRUCTION REPRESENTATIVES. Lessor hereby appoints the following person as Lessor's representative ("Lessor's Representative") to act for Lessor in all matters covered by this Agreement: Bob Phipps. Lessee hereby appoints the following person as Lessee's representative ("Lessee's Representative") to act for Lessee in all matters covered by this Agreement:
Ron Smith. All communications with respect to the matters covered by this Agreement shall be made to Lessor's Representative or Lessee's Representative, as the case may be. Either party may change its representative under this Agreement at any time upon twenty-four (24) hours written notice to the other party.

         2.   CONSTRUCTION PLANS FOR LEASED PREMISES.

              a. PREPARATION OF SPACE PLANS. Lessor hereby approves the use by Lessee of Bonesteel Architects, Inc. (the "Architect") to be retained by Lessee in connection with the construction of the Tenant Improvements. Promptly following the date hereof, Lessee shall cause the Architect to prepare preliminary space plans for the Leased Premises and layout of the Tenant Improvements therein ("Space Plans"). The Space Plans shall be submitted to Lessor for Lessor's approval, which shall not be unreasonably withheld. Within no more than five (5) days of receipt of the Space Plans:
(i) Lessor shall notify Lessee in writing of Lessor's approval of the Space Plans or (ii), if Lessor disapproves of any portion of the Space Plans, Lessor shall notify Lessee in writing of such disapproval and the specific reasons therefor. Promptly following approval by Lessee of Lessor's response, Lessee shall submit to Lessor, for Lessor's reasonable approval, a redesign of the Space Plans, incorporating those revisions required by Lessor.

              b. PREPARATION OF FINAL PLANS. Based on the approved Space Plans, Lessee shall cause the Architect, in consultation with Lessor's engineers, if necessary, to prepare complete architectural plans, drawings and specifications and complete engineering, mechanical, structural and electrical working drawings for the Tenant Improvements, as necessary in light of standard industry practice (collectively, the "Final Plans"). The Final Plans shall be approved in the same manner as provided in Paragraph 2.a. above for approval of Space Plans. If the Space Plans or Final Plans are not approved within the period of time provided herein as a result of the failure by Landlord to review and approve such plans promptly, or as a result of the failure to resolve any objections to such plans promptly, the Rent Start Date shall be delayed one day for each day of delay so caused.

              c. APPROVALS. Lessee shall be solely responsible for obtaining required approval of the Final Plans by all governmental agencies having jurisdiction, including all necessary permits and any certificates of occupancy (or other required, equivalent approval from the local governmental authority permitting occupancy of the Premises). Lessor shall reasonably cooperate with Lessee in obtaining such approvals.

    3. EXISTING IMPROVEMENTS. Lessor has delivered to Lessee "as-built" plans depicting the Premises and the current improvements located therein, as well as Building mechanical, electrical and plumbing systems serving the Premises, which "as-built" plans, to the best knowledge of Lessor, are complete and accurate in all material respects. Lessor shall have no obligation to contribute to the cost of correcting any condition in the Premises solely because that condition does not comply with applicable law as of the Commencement Date of the Lease. Except for the requirement to renovate the ceiling in the Premises to comply with seismic safety requirements, Lessor is not aware of any requirement to perform any construction or renovation to cause the Premises to comply with applicable law.

    4.   CONSTRUCTION.

         a. GENERAL CONTRACTOR. The parties hereby approve South Bay Construction Company as the general contractor for construction of the Tenant Improvements (the "General Contractor"). If Lessee determines that a substitute general contractor will be required, the consent of Lessor to such substitute general contractor shall not be unreasonably withheld or delayed.

         b. CONSTRUCTION OF TENANT IMPROVEMENTS. All Tenant Improvements shall be performed diligently, in a first-class, workmanlike manner and in accordance with all applicable laws. Prior to commencing such work, Lessee shall furnish Lessor with sufficient evidence that Lessee and the General Contractor are carrying worker's compensation insurance in statutorily-required amounts, comprehensive general liability insurance and all other insurance in compliance with the Lease. Lessee shall use all reasonable efforts to ensure that the work performed by the General Contractor and all subcontractors will not compromise the integrity of any Building systems (other than temporarily, as required during the construction of the Tenant Improvements). Lessor shall have the right to enter the Premises at all reasonable times to inspect the progress of the construction of the Tenant Improvements and to post notices of non-responsibility. Lessor shall comply with all of Lessee's reasonable safety policies and procedures while on the Premises, and shall not unreasonably interfere with construction of the Tenant Improvements.

    5.   CONSTRUCTION COST.

         a. TENANT IMPROVEMENT ALLOWANCE. Lessor shall provide to Lessee an allowance (the "Tenant Improvement Allowance") of Six Hundred Nine Thousand Four Hundred Fifteen Dollars ($609,415) which Tenant Improvement Allowance shall be applied to the cost of constructing the Tenant Improvements. Lessor shall disburse the Tenant Improvement Allowance as construction proceeds, in accordance with reasonable requirements proposed by Lessor, to reimburse to Lessee the cost of constructing the Tenant Improvements. Lessee shall be entitled to a credit (the "Credit") against Base Monthly Rent first coming due under the Lease in an amount equal to the unexpended portion of the Tenant Improvement Allowance on a "dollar for dollar" basis, which Credit shall not exceed Forty Eight Thousand One Hundred Sixty Three Dollars ($48,163.00). If Lessee elects to receive the Credit in accordance with the preceding sentence, the Term of this Lease shall be extended by a number of days equal to the number calculated by dividing (i) the total Credit to be received by Lessee by (ii) One Thousand Five Hundred Fifty Four Dollars ($1,554.00) (the daily average Base Monthly Rent payable during the first month of the Term). For example, if the Credit which Lessee is entitled to, and elects to, receive is Fifteen Thousand Five Hundred Forty Dollars ($15,540.00), the Term of this Lease shall be extended by ten (10) days.

         b. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Upon request of Lessee, Lessor shall provide to Lessee an additional allowance (the "Additional Tenant Improvement Allowance") of up to Two Hundred Thirty Four Thousand Nine Hundred Sixty Six Dollars ($234,966), which Additional Tenant Improvement Allowance shall be applied to the cost of constructing the Tenant Improvements. Lessor shall disburse the Additional Tenant Improvement Allowance as construction proceeds in the same manner as the Tenant Improvement Allowance is disbursed. The portion of the Additional Tenant Improvement Allowance disbursed at the direction of Lessee shall be reimbursed to Lessor by an increase in Base Monthly Rent equal to the amount so disbursed, amortized in equal monthly payments over the initial Term of this Lease, together with ten percent (10%) simple interest per annum. For example, if Two Hundred Thousand Dollars of the Additional Tenant
Improvement Allowance is disbursed at the direction of Lessee, each of the sixty (60) payments of Base Monthly Rent during the initial term will be increased by Four Thousand Two Hundred Forty Nine Dollars ($4,249) per month.

         c. CHANGES. Lessee shall be entitled to authorize changes to the Space Plans and Final Plans without the consent of Lessor provided that
(i) such changes do not materially and adversely affect the structural elements of the Building, or the mechanical, electrical or plumbing systems serving the Premises, or (ii) Lessee reasonably determines that such changes are required by any governmental authority. Unless Lessee has obtained the consent of the

Lessor, Lessee shall make no other material changes to the scope of the Tenant Improvements as depicted on the approved Final Plans. For purposes of the preceding sentence, a material change shall be considered any change which result in a net increase in construction cost of Ten Thousand Dollars ($10,000) or more. In any instance in which Lessor's approval for a change is required, Lessor shall not unreasonably withhold consent to such change, and shall respond to a request for approval of such change as soon as reasonably possible and, in any event, within no more than forty-eight (48) hours. Lessee shall advise Lessor as soon as reasonably possible of any changes made which did not require Lessor's consent.

    6. COMPLETION OF TENANT IMPROVEMENTS. Upon completion of the Tenant Improvements, Lessee shall execute and deliver to Lessor a written acknowledgement that the Tenant Improvements have been accepted and are approved by Lessee, together with (i) copies of all final conditional lien releases and conditional waivers of all lien rights from the General Contractor and all subcontractors, and (ii) "as-built" plans depicting the Tenant Improvements. All items of Tenant Improvements, the cost of which is covered by the Tenant Improvement Allowance or the Additional Tenant Improvement Allowance, shall be the property of Lessor and shall remain on the Leased Premises at all times during the Term of the Lease, except as otherwise provided in the Lease.

    7. INTERPRETATION. In the event of any inconsistency between this Agreement and the Lease with respect to the subject matter addressed herein, the terms of this Agreement shall prevail. The parties shall have the same rights and remedies in the event of a failure to perform hereunder as would apply in the event of a failure to perform any obligation under the Lease.

    IN WITNESS WHEREOF, the parties have executed this Agreement intending to be bound as of the date set forth above.

LESSEE:                                LESSOR:

SYMANTEC CORPORATION                   CIGNA PROPERTY AND CASUALTY
a Delaware corporation                 INSURANCE COMPANY,
                                       a Connecticut corporation

By:    /s/ Robert R.B. Dykes           By:     /s/ Jean M. Anderson
   ----------------------------------      ----------------------------------
                                                   Jean M. Anderson

Its:   Executive Vice President        Its:     Vice President
    ---------------------------------      ----------------------------------

                                  EXHIBIT "D"

                             RULES AND REGULATIONS


    1. Except as otherwise provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of the Lessee.

All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor.

Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided however, that Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cover or otherwise sunscreen any window.

    2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

    3. Lessee shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

    4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose agents, officers, employees, contractors, servants, invitees or guests, shall have caused it.

    5. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

    6. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Lessor and all moving of the same into or out of the Building shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the time and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Lessor, stand on supports of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

    7. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or Building.

    8. Excluding the use of a microwave, hot plates and toasters, no other cooking shall be done or permitted by any Lessee on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

    9. Lessee shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or hazardous material, or use any method of heating or air conditioning other than that supplied by Lessor.

   10. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for the wires will be allowed without the consent of the Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

   11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of the Building and of property in the Building.

   12. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of the Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

   13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Lessor.

   14. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the street address of the Building of which the Premises are a part.

   15. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

   16. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except at Lessee's address.

   17. Lessor shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

   18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

   19. Lessee shall place pads under all desk chairs, or have carpet coasters to protect carpets.

   20.   Lessee shall not leave corridor doors open.

   21. Lessor shall approve in writing the method of attachment of any objects affixed to walls, ceilings or doors.

   22. Lessee shall have the right to use in common with the other tenants, the loading facilities. Lessor does not guarantee the suitability of the loading dock for any and all types of delivery vehicles.

   23. All tenant deliveries of bulk items shall be through the loading facilities. Lessor shall have the right at his sole discretion to prohibit tenant's delivery through the main lobbies.

   24. Lessee shall not dispose of any material through the building's janitorial services that may damage the trash compacting equipment.

                            FIRST AMENDMENT TO LEASE


     This agreement dated April 27, 1995 ("Effective Date") is the first amendment ("Amendment") of the lease dated April 19, 1995, by and between CIGNA Property and Casualty Insurance Company, a Connecticut corporation (hereinafter referred to as "Lessor"), and Symantec Corporation, a Delaware corporation (hereinafter referred to as "Lessee").

     As used in this Amendment, the term "Lease" shall mean and refer to the Cupertino City Center office lease referred to above, as modified by this Amendment, together with all exhibits attached thereto. All capitalized terms in this Amendment shall have the defined meaning set forth in the Lease if not otherwise defined or redefined herein.

                                    RECITALS

     This Amendment of Lease is made with reference to the following facts and objectives:

          A. Lessor and Lessee entered into a written lease agreement dated April 19, 1995 (the "Lease") in which Lessor leased to Lessee, and Lessee leased from Lessor, premises located in the city of Cupertino, county of Santa Clara, California, commonly known as Cupertino City Center, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California, as shown on Exhibit "A" attached hereto and made a part hereof by this reference (the "Initial Premises").

          B. Lessee is desirous of leasing an additional thirteen thousand nine hundred ninety-one (13,991) rentable square feet of office space on the third floor of the building, commonly known as Suites 332 and 345, as shown on Exhibit "A" attached hereto (collectively, the "Additional Space").

          C. The parties now wish to amend those certain provisions of the Lease affected by the addition of the Additional Space.

     NOW THEREFORE, in consideration of the mutual covenants and conditions stated herein, the parties hereto agree as follows:

          1. INCORPORATION OF RECITALS. The recitals expressed in A through C above are true and correct, incorporated herein and made a part of this Amendment by this reference.

          2.   THE PREMISES.  Article 1.d. of the Lease is amended as follows:
(i) from the Commencement Date until the last day of the sixtieth (60th) month following the first day of the first calendar month following the Rent Start Date (the "Initial Term Expiration Date") the Premises shall consist of the Initial Premises and the Additional Space, as shown on Exhibit A hereto, and comprising approximately fifty-six thousand one hundred twenty-eight (56,128) rentable square feet of space; (ii) from the Initial Premises Expiration Date until the Expiration Date, as modified below, the Premises shall consist of just the Additional Space. Except as expressly indicated herein, the term "Premises" shall mean both the Initial Premises and the Additional Space for all purposes of this Lease.

          3. TERM. Article 1.e. of the Lease is modified so that the Term is six (6) years, subject to the following:

               a. the Commencement Date for the entire Premises, consisting of the Initial Premises and the Additional Space is April 24, 1995;

               b. the Expiration Date for the Term with respect to the Initial Premises shall be the Initial Premises Expiration Date, as set forth above. The Expiration Date for the Term for the balance of the Premises, which shall consist of the Additional Space only, shall be the date which is the last day of the seventy-second (72nd) month following the first day of the first calendar month following the Rent Start Date; and

               c. the Rent Start Date for the Additional Space shall be the same day as the Rent Start Date of the Premises. The parties acknowledge that the anticipated Rent Start Date is July 7, 1995.

          4. BASE RENT. Article 1.h. of the Lease is hereby modified as follows:

               a. In addition to the monthly Base Rent specified herein, Lessee shall pay to Lessor additional monthly Base Rent in accordance with the following rental schedule:

   Months 01-06   $16,090.00 for a total of $ 64,253.00 per month
   Months 07-12   $25,883.00 for a total of $105,746.00 per month
   Months 13-24   $26,583.00 for a total of $108,546.00 per month
   Months 25-36   $27,982.00 for a total of $112,045.00 per month
   Months 37-48   $28,682.00 for a total of $114,869.00 per month
   Months 49-60   $29,381.00 for a total of $117,674.00 per month
   Months 61-72   $30,081.00 (monthly Base Rent for the Additional Space only)

               b. Upon receipt of a fully executed original of this Amendment, Lessee shall pay in advance the first month's rent for the Additional Space in the amount of sixteen thousand ninety dollars ($16,090.00).

          5. LESSEE'S PERCENTAGE SHARE. Article 1.k. of the Lease is hereby modified as follows: (i) from the Commencement Date until the Initial Premises Expiration Date, Lessee's Percentage Share of Excess Expenses set forth in
Article 1.k. is increased from twenty-six and eleven one-hundredths percent (26.11%) to thirty-four and seventy-eight one-hundredths percent (34.78%); and
(ii) from the day following the Initial Premises Expiration Date until the Expiration Date for the Term, Lessee's Percentage Share of Excess Expenses shall be eight and sixty-seven one-hundredths percent (8.67%).

          6.   PARKING.  Article 1.l. of the Lease is modified as follows:
(i) from the Commencement Date until the Initial Premises Expiration Date, Lessee shall have the non-exclusive right to use two hundred twenty-four (224) parking spaces; and (ii) from the date following the Initial Premises Expiration Date until the Expiration Date for the Term, Lessee shall have the non-exclusive right to use fifty-six (56) parking spaces.

          7. TENANT IMPROVEMENT ALLOWANCE. The Tenant Improvement Allowance identified in Exhibit "C", section 5.a., shall be increased by one hundred forty-seven thousand two hundred seventy-six dollars ($147,276.00) for a total Tenant Improvement Allowance of seven hundred fifty-six thousand six hundred ninety-one dollars ($756,691.00). The Tenant Improvement Allowance may be applied to the cost of constructing the Tenant Improvements without differentiation between the cost of the Tenant Improvements to be constructed in the Initial Premises and the Additional Space. It is understood by the parties hereto that Lessee shall not utilize funds from the Additional Tenant Improvement Allowance for the improvement of the Additional Space.

          8. OPTION TO EXTEND TERM. Lessee shall be granted the option to extend the Term or the Additional Space for a period of three (3) years following the Expiration Date. The terms and conditions of the Extended Term for the Additional Space shall be the same as those for the Premises as provided in Addenda 4 and 5 of the Lease. For purposes of Addendum 4 of the Lease, entitled "Option to Extend Term", Lessee will have two (2) separate options to extend the Term and Lessee may exercise each option independently without any obligation to exercise the remaining option.

          9.  MISCELLANEOUS.

               a. This Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute one instrument.

               b. Except as set forth in this Amendment, the Lease shall remain unchanged in full force and effect. If there is any inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

               c. The parties hereto represent and warrant that each individual executing this Amendment is duly authorized to execute and deliver same in accordance with the provisions contained in Article 27 of the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the effective date.

               "LESSOR":  CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY,
                          A CONNECTICUT CORPORATION
                          By:  CIGNA Investments, Inc.



                          By:   /s/ Stephen J. Olstein
                                ------------------------------------
                          Name: Stephen J. Olstein
                                ------------------------------------
                          Title: Managing Director
                                ------------------------------------


               "LESSEE":  SYMANTEC CORPORATION,
                          A DELAWARE CORPORATION



                          By:   /s/ Robert Dykes
                                ------------------------------------
                          Name: Robert Dykes
                                ------------------------------------
                          Title: EVP Worldwide Operations
                                ------------------------------------

                                   EXHIBIT "A"

                     [CUPERTINO CITY CENTER ONE FLOORPLANS]